UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05570

Nuveen Premium Income Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2013

NPI
Nuveen Premium Income Municipal Fund, Inc.

NPM
Nuveen Premium Income Municipal Fund 2, Inc.

NPT
Nuveen Premium Income Municipal Fund 4, Inc.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview Holding Summaries	15

Shareholder Meeting Report	18

Report of Independent Registered Public Accounting Firm	19

Portfolios of Investments	20

Statement of Assets and Liabilities	70

Statement of Operations	71

Statement of Changes in Net Assets	72

Statement of Cash Flows	73

Financial Highlights	74

Notes to Financial Statements	79

Board Members & Officers	88

Annual Investment Management Agreement Approval Process	93

Reinvest Automatically, Easily and Conveniently	101

Glossary of Terms Used in this Report	102

Additional Fund Information	107

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Paul L. Brennan, CFA, and Christopher L. Drahn, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these three national Funds. Paul has managed NPI and NPM since 2006 and Chris assumed portfolio management responsibility for NPT in 2011.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility. This was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history, and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in downgrades on the commonwealth’s bonds.

While municipal bond prices generally rallied during the first part of this reporting period, as strong demand and tight supply created favorable municipal market conditions, we saw the environment shift during the second half of the reporting period. The Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew. This unsettled environment prompted increased selling by bondholders across the fixed income markets. Following the Fed’s September decision to delay tapering, we saw some stabilization of municipal bond fund flows and an October rally in municipal bond prices. However, for the reporting period as a whole, municipal bond prices generally declined, especially at the longer end of the maturity spectrum, while interest rates rose. At the same time, fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax collections, state tax revenues have increased for 15 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the present political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. Over the twelve months ended October 31, 2013, municipal bond issuance nationwide totaled $335.2 billion, a decrease of 11.7% from the issuance for the twelve-month period ended October 31, 2012.

6	Nuveen Investments

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2013?

As the municipal market environment shifted during this reporting period, from one characterized by heavy bond calls, tight supply and lower yields to one marked by increased market volatility and rising rates, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

During this reporting period, NPI and NPM found value in various areas of the market, including health care, transportation, and water and sewer. A number of new health care issues that we considered attractively priced enabled us to add to the Funds’ exposure. We also purchased bonds issued for tollroads in Virginia, Illinois, Florida, Ohio and the Grand Parkway in Houston, Texas, which, when completed, will be the longest beltway in the U.S., at 184 miles. Also in the transportation sector, we bought airport credits issued for Dallas/Fort Worth, Miami and Denver. In addition, we added a new issue of Lehigh County Authority (Pennsylvania) water bonds. In anticipation of bond calls affecting our holdings of Louisiana and Washington tobacco credits, we also purchased tobacco bonds from other issuers in order to keep our tobacco exposure relatively stable. During the summer, as the market sold off, we were able to find these bonds at attractive prices in the secondary market.

In NPT, we also were active in areas where we saw value. During this reporting period, we slightly increased NPT’s exposure to hospitals and the transportation sector. Purchases included many of the same names utilized by NPI and NPM. Other notable additions included bonds issued by the New York Metropolitan Transportation Authority, Miami-Dade County Water & Sewer revenue bonds and a Louisiana Public Facilities coal export terminal financing. NPT also employed strategies intended to enhance the Fund’s positioning and potentially increase its income distribution. Many of the bonds we added to our portfolio in 2012 and early 2013 were purchased at premiums. Because tax laws require that these premiums be amortized, this reduces the amount of income available for distribution from the coupon. By swapping or repositioning into different bonds in a rising interest rate environment, the expense of amortization basically is converted into a capital loss, so that more of the income from the coupon can be distributed to shareholders. An additional benefit of this strategy was the generation of tax loss carryforwards that can be used to offset future capital gains.

Our focus during the reporting period was on maintaining the Funds’ positioning, as we believed they were well situated for the existing environment. During the market sell-off, we took advantage of attractive opportunities to slightly increase the Funds’ credit and duration profiles in light of our view that credit fundamentals generally continued to improve. As interest rates rose, NPI and NPM focused their purchases on bonds with maturities of 20 years and longer, while NPT emphasized maturities between 15 and 30 years. In both cases, this enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. During the reporting period, all three Funds increased their exposure to the single-A-rated sector, which we believed offered the best credit opportunities.

Although certain Funds engaged in a number of repositioning trades as rates rose, activity during this reporting period was still driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the early part of this reporting period, we continued to experience a number of current bond calls resulting from a growth in refinancings, which provided a meaningful source of liquidity. As interest rates rose, refinancing activity declined. To generate cash for purchases, we sold selected holdings when we found better opportunities in the marketplace.

As of October 31, 2013, all three of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

How did the Funds perform during the twelve-month reporting period ended October 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended October 31, 2013, the total returns on common share net asset value (NAV) for NPI, NPM and NPT underperformed the return for the national S&P Municipal Bond Index. For the same period, all three Funds exceeded the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the performance of these Funds. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits with maturities of five years or less posted the best returns during this reporting period, while bonds at the longest end of the municipal yield curve produced the weakest results. In general, differences in duration and yield curve positioning were the major drivers of differences in performance. Among these Funds, NPI was more advantageously positioned in terms of duration and yield curve, which helped its performance, while NPM and NPT had less exposure to the outperforming short end of the yield curve and greater exposure to the longer parts of the curve that underperformed.

Credit exposure also factored into the Funds’ performance, especially during the latter half of the reporting period, as events in the municipal market led investors to avoid risk. High yield bonds came under selling pressure and credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen. For the reporting period, AAA-rated and AA-rated bonds generally outperformed A-and BBB-rated bonds. While these Funds tended to have heavy weightings in A-rated bonds, this was offset to some degree by their weightings of AAA- and AA-rated bonds. Overall, the impact of the Funds’ credit exposure ranged from neutral to slightly positive for the reporting period.

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the best performing market segments. The outperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2013, these three Funds were similarly weighted in pre-refunded bonds, with NPI having the largest allocation. Housing, health care and general obligation (GO) bonds also tended to outperform the general municipal market. All of these Funds had strong exposure to the health care sector, especially NPT.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that lagged municipal market performance by the widest margins were transportation, water and sewer and electric utilities. NPI, NPM and NPT all had double-digit weightings in the transportation sector. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed poorly, due in part to their longer effective durations and lower credit ratings. As of October 31, 2013, all of these Funds had similar exposures to tobacco bonds.

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed. Each of these three Funds had small

8	Nuveen Investments

holdings of Detroit water and sewer credits (NPT’s exposure being the largest of the three Funds), which are supported by revenue streams generated by service fees. NPM and NPT also held Detroit limited tax obligation bonds for state aid backed by the state of Michigan. During this reporting period, the impact of these holdings on investment performance for each Fund due to the Detroit bankruptcy ranged from negligible to very small.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2 and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013(subsequent to the close of this reporting period), Fitch announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended October 31, 2013, Puerto Rico paper underperformed the municipal market as a whole. NPI, NPM and NPT have limited exposure to Puerto Rico bonds, the majority of which are the sales tax bonds issued by COFINA, which we consider among the strongest of Puerto Rico credits. In addition, much of NPI’s COFINA exposure was insured, which we believe adds a measure of value. NPT also previously held a position in insured Puerto Rico GO credits, which matured in July 2013 and is therefore no longer in the portfolio. Overall, the small nature of our exposure helped to limit the impact of the Puerto Rico bonds’ underperformance on the Funds.

Nuveen Investments	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a negative contribution to the performance of these Funds over this reporting period.

As of October 31, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

	NPI	NPM	NPT
Effective Leverage*	39.03%	39.78%	38.22%
Regulatory Leverage*	31.31%	32.57%	31.81%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2013, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares		VRDP Shares
	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Total
NPI	2015	$407,000,000		$—	$407,000,000
NPM	—	$—	1	$489,500,000	$489,500,000
NPT	—	$—	1	$262,200,000	$262,200,000

10	Nuveen Investments

During the current reporting period, NPI successfully exchanged all of its outstanding 4,024 Shares of Series 2014 VMTP for 4,024 Shares of Series 2015 VMTP. Concurrent with this exchange, the Fund also issued an additional 46 shares, $4,600,000 at liquidation value, of Series 2015 VMTP Shares. Both of these transactions were completed in privately negotiated offerings. The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares with a term redemption date of December 1, 2015. The proceeds from the additional VMTP Shares were used to take advantage of opportunities in the current municipal market.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on VMTP and VRDP Shares.

Nuveen Investments	11

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended October 31, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NPI	NPM	NPT
November	$0.0765	$0.0745	$0.0710
December	0.0720	0.0720	0.0680
January	0.0720	0.0720	0.0680
February	0.0720	0.0720	0.0680
March	0.0720	0.0720	0.0680
April	0.0720	0.0720	0.0680
May	0.0720	0.0720	0.0680
June	0.0720	0.0720	0.0680
July	0.0720	0.0720	0.0680
August	0.0720	0.0720	0.0680
September	0.0720	0.0720	0.0680
October	0.0720	0.0720	0.0680

Ordinary Income Distribution**	$—	$0.0009	$—

Market Yield***	6.88%	6.71%	6.80%
Taxable-Equivalent Yield***	9.56%	9.32%	9.44%

**	Distribution paid in December 2012.

***
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2013, all of the Funds in this report had positive UNII balances for tax and financial reporting purposes.

COMMON SHARE REPURCHASES

During November 2013 (subsequent to the close of this reporting period), the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

12	Nuveen Investments

As of October 31, 2013, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NPI and NPT have not repurchased any of their outstanding common shares.

	NPI	NPM	NPT
Common Shares Cumulatively Repurchased and Retired	—	422,900	—
Common Shares Authorized for Repurchase	6,405,000	7,070,000	4,330,000

During the current reporting period, NPM did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of October 31, 2013, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NPI	NPM	NPT
Common Share NAV	$13.94	$14.34	$12.97
Common Share Price	$12.55	$12.88	$12.00
Premium/(Discount) to NAV	(9.97)%	(10.18)%	(7.48)%
12-Month Average Premium/(Discount) to NAV	(5.57)%	(6.69)%	(3.57)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

14	Nuveen Investments

NPI
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NPI at Common Share NAV	(4.19)%	9.90%	5.32%
NPI at Common Share Price	(14.16)%	9.63%	5.12%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	17.6%
Transportation	17.4%
Tax Obligation/Limited	16.5%
U.S. Guaranteed	11.7%
Tax Obligation/General	9.6%
Water and Sewer	7.9%
Education and Civic Organizations	6.4%
Utilities	6.2%
Consumer Staples	4.0%
Other	2.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	15.8%
AA	35.6%
A	32.5%
BBB	8.3%
BB or Lower	3.7%
N/R	1.5%

States1
(as a % of total investments)
California	14.7%
Texas	11.8%
New York	9.3%
Illinois	8.4%
Florida	7.2%
New Jersey	3.5%
Ohio	3.2%
Massachusetts	3.1%
Minnesota	2.7%
Pennsylvania	2.6%
Alabama	2.5%
Louisiana	2.5%
Washington	2.3%
South Carolina	2.1%
Oklahoma	1.7%
Colorado	1.5%
Michigan	1.5%
Other	19.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	15

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NPM at Common Share NAV	(5.06)%	10.60%	5.48%
NPM at Common Share Price	(11.99)%	11.44%	5.34%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	19.9%
Health Care	17.6%
Tax Obligation/General	14.0%
Transportation	12.0%
U.S. Guaranteed	10.5%
Water and Sewer	7.2%
Education and Civic Organizations	6.5%
Utilities	6.0%
Consumer Staples	4.0%
Other	2.3%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	14.9%
AA	39.2%
A	30.1%
BBB	7.5%
BB or Lower	1.2%
N/R	5.1%

States1
(as a % of total investments)
Florida	15.9%
California	12.0%
Illinois	9.6%
Texas	7.4%
New York	5.6%
Nevada	3.8%
Ohio	3.7%
Louisiana	3.6%
Washington	3.5%
Michigan	3.4%
New Jersey	3.1%
Indiana	3.0%
Pennsylvania	2.5%
Massachusetts	2.2%
Alabama	2.1%
Other	18.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NPT
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NPT at Common Share NAV	(5.16)%	10.84%	5.86%
NPT at Common Share Price	(11.86)%	12.39%	5.89%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	22.6%
Tax Obligation/Limited	17.3%
Tax Obligation/General	13.4%
Transportation	10.9%
U.S. Guaranteed	8.9%
Water and Sewer	7.9%
Education and Civic Organizations	4.9%
Utilities	4.7%
Consumer Staples	3.6%
Other	5.8%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	14.7%
AA	27.0%
A	33.1%
BBB	16.4%
BB or Lower	2.4%
N/R	3.6%

States1
(as a % of total investments)
California	14.4%
Texas	13.1%
Illinois	11.9%
Colorado	7.0%
Louisiana	5.3%
Florida	4.9%
Pennsylvania	2.9%
New York	2.8%
Alabama	2.7%
Ohio	2.6%
Michigan	2.4%
Georgia	2.4%
Wisconsin	2.4%
Arizona	2.4%
Indiana	1.8%
Rhode Island	1.7%
Other	19.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	17

NPI
NPM	Shareholder Meeting Report
NPT	The annual meeting of shareholders was held in the offices of Nuveen Investments on August 7, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

	NPI		NPM		NPT
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	54,779,046	—	56,633,421	—	37,053,160	—
Withhold	1,752,386	—	1,731,674	—	673,518	—
Total	56,531,432	—	58,365,095	—	37,726,678	—
Robert P. Bremner
For	54,684,802	—	56,553,123	—	37,034,342	—
Withhold	1,846,630	—	1,811,972	—	692,336	—
Total	56,531,432	—	58,365,095	—	37,726,678	—
Jack B. Evans
For	54,715,398	—	56,588,284	—	37,063,027	—
Withhold	1,816,034	—	1,776,811	—	663,651	—
Total	56,531,432	—	58,365,095	—	37,726,678	—
William C. Hunter
For	—	4,070	—	3,712	—	2,472
Withhold	—	—	—	328	—	150
Total	—	4,070	—	4,040	—	2,622
David J. Kundert
For	54,689,429	—	56,558,777	—	37,043,402	—
Withhold	1,842,003	—	1,806,318	—	683,276	—
Total	56,531,432	—	58,365,095	—	37,726,678	—
William J. Schneider
For	—	4,070	—	3,712	—	2,472
Withhold	—	—	—	328	—	150
Total	—	4,070	—	4,040	—	2,622
Judith M. Stockdale
For	54,768,156	—	56,531,348	—	37,053,766	—
Withhold	1,763,276	—	1,833,747	—	672,912	—
Total	56,531,432	—	58,365,095	—	37,726,678	—
Carole E. Stone
For	54,673,549	—	56,519,565	—	37,052,436	—
Withhold	1,857,883	—	1,845,530	—	674,242	—
Total	56,531,432	—	58,365,095	—	37,726,678	—
Virginia L. Stringer
For	54,711,878	—	56,511,084	—	37,058,811	—
Withhold	1,819,554	—	1,854,011	—	667,867	—
Total	56,531,432	—	58,365,095	—	37,726,678	—
Terence J. Toth
For	54,731,568	—	56,633,283	—	37,073,512	—
Withhold	1,799,864	—	1,731,812	—	653,166	—
Total	56,531,432	—	58,365,095	—	37,726,678	—

18	Nuveen Investments

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. (the “Funds”) as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 27, 2013

Nuveen Investments	19

NPI
Nuveen Premium Income Municipal Fund, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS 151.4% (100.0% of Total Investments)
	MUNICIPAL BONDS 151.4% (100.0% of Total Investments)
	Alabama – 3.9% (2.5% of Total Investments)
	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006-C-2:
$1,435	5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,446,222
6,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	6,014,940
4,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006-D, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	4,021,160
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
6,000	5.250%, 11/15/20	11/15 at 100.00	Baa2	6,166,380
1,300	5.000%, 11/15/30	11/15 at 100.00	Baa2	1,223,872
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	11,528,280
2,890	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	2,926,732
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,052,250
34,625	Total Alabama			34,379,836
	Alaska – 0.9% (0.6% of Total Investments)
10,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	8,020,005
	Arizona – 2.0% (1.3% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
500	5.250%, 12/01/24	12/15 at 100.00	BBB+	512,960
660	5.250%, 12/01/25	12/15 at 100.00	BBB+	674,810
9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	9,823,615
7,100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	7,145,369
17,980	Total Arizona			18,156,754
	Arkansas – 0.2% (0.1% of Total Investments)
2,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/25	2/15 at 100.00	Baa1	2,023,140
	California – 22.3% (14.7% of Total Investments)
9,200	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	7,314,920
10,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	9,480,700
3,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	A+	3,561,740

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,400	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, Trust 2960, 4.750%, 10/01/28 (UB)	10/15 at 100.00	Aa1	$5,691,384
1,500	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,522,365
5,425	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A	5,586,340
8,560	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A+	8,776,054
8,570	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	8,607,365
4,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	4,675,298
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	537,266
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
2,140	9.293%, 2/15/20 (IF), (5)	No Opt. Call	AA–	2,139,658
825	9.293%, 2/15/20 (IF), (5)	No Opt. Call	AA–	824,868
790	9.293%, 2/15/20 (IF), (5)	No Opt. Call	AA–	789,874
3,015	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,996,639
4,930	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2	5,129,073
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	1,137,690
3,130	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa2	3,236,639
905	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	935,770
	California State, General Obligation Bonds, Series 2004:
1,160	5.125%, 2/01/25	2/14 at 100.00	A1	1,173,085
10,000	5.125%, 2/01/26	2/14 at 100.00	A1	10,110,300
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,640	5.250%, 7/01/30	7/15 at 100.00	BBB–	1,641,296
4,730	5.000%, 7/01/39	7/15 at 100.00	BBB–	4,207,430
5,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	5,508,500
7,130	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.497%, 5/15/14 (IF)	No Opt. Call	AA–	8,564,342
3,575	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	3,736,376
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	2,784,806
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,520	5.000%, 6/01/33	6/17 at 100.00	B	5,796,792
2,000	5.750%, 6/01/47	6/17 at 100.00	B	1,543,040
3,000	5.125%, 6/01/47	6/17 at 100.00	B	2,102,610
5,000	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2	3,235,300
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	15,640,797
395	Martinez, California, Home Mortgage Revenue Bonds, Series 1983A, 10.750%, 2/01/16 (ETM)	No Opt. Call	Aaa	444,257
3,635	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	1,736,112

Nuveen Investments	21

NPI	Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$13,930	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)	No Opt. Call	Aaa	$17,945,459
5,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	5,191,150
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	328,895
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
400	5.000%, 9/01/21	9/15 at 102.00	Baa2	414,232
445	5.000%, 9/01/23	9/15 at 102.00	Baa2	453,749
3,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	3,596,705
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
10,450	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A	3,558,643
7,150	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	2,266,979
50,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	13,975,416
24,025	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	A	5,767,442
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.500%, 12/01/24	12/21 at 100.00	A	1,208,270
1,000	6.625%, 12/01/25	12/21 at 100.00	A	1,203,160
1,325	6.750%, 12/01/26	12/21 at 100.00	A	1,590,027
267,300	Total California			198,668,813
	Colorado – 2.3% (1.5% of Total Investments)
2,500	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA+ (4)	2,629,925
690	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/20 – SYNCORA GTY Insured	9/15 at 100.00	A	716,393
2,125	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	2,128,230
1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,000,770
800	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A+	812,760
1,670	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	1,674,776
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,543,264
20,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	6,971,230
250	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	256,625
34,050	Total Colorado			20,733,973
	Connecticut – 0.9% (0.6% of Total Investments)
1,930	Connecticut, General Obligation Bonds, Series 2001C, 5.500%, 12/15/16	No Opt. Call	AA	2,221,623
2,310	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	2,412,656
3,665	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 4.000%, 4/01/39	4/22 at 100.00	AA	3,405,665
7,905	Total Connecticut			8,039,944

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 2.2% (1.5% of Total Investments)
$2,470	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)	12/13 at 100.00	AA+	$2,474,298
9,505	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aa2	11,775,745
2,130	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.801%, 10/01/30 – BHAC Insured (IF), (5)	10/16 at 100.00	AA+	2,194,134
3,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.797%, 10/01/30 – BHAC Insured (IF), (5)	10/16 at 100.00	AA+	3,435,384
17,440	Total District of Columbia			19,879,561
	Florida – 11.0% (7.2% of Total Investments)
2,875	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	2,945,179
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Refunding Series 2011B, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/21 at 100.00	AA+	2,202,020
5,400	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	1/14 at 100.00	N/R	5,402,646
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	4/20 at 100.00	AA	8,319,920
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami Issue, Series 2012A, 5.000%, 4/01/42	No Opt. Call	A–	2,938,614
19,750	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006, 4.500%, 7/01/33 – AMBAC Insured	7/16 at 100.00	A–	19,520,303
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
1,000	5.000%, 10/01/29 (Alternative Minimum Tax)	No Opt. Call	A	1,030,430
1,800	5.000%, 10/01/30 (Alternative Minimum Tax)	No Opt. Call	A	1,836,270
7,890	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	7,940,102
4,865	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	4,984,387
11,100	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	11,294,583
5,325	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	5,412,916
6,910	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB), (5)	8/17 at 100.00	AA	6,816,024
1,785	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,882,068
12,690	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A–	12,858,396
2,375	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	Aa3	2,525,979
96,695	Total Florida			97,909,837
	Georgia – 1.6% (1.1% of Total Investments)
2,625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/24 – NPFG Insured	5/14 at 100.00	Aa3	2,680,703
1,900	Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding Certificates, Series 2003, 5.250%, 1/01/20 – AGM Insured	No Opt. Call	Aa2	1,915,124
4,125	Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding Certificates, Series 2003, 5.250%, 1/01/20 (Pre-refunded 1/01/14) – AGM Insured	1/14 at 100.00	Aa2 (4)	4,160,228
5,010	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	5,653,284
13,660	Total Georgia			14,409,339

Nuveen Investments	23

NPI	Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 1.7% (1.1% of Total Investments)
$10,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	$10,221,100
5,000	Hawaii State, General Obligation Bonds, Series 2003DA, 5.250%, 9/01/21 – NPFG Insured	3/14 at 100.00	AA	5,020,850
15,000	Total Hawaii			15,241,950
	Idaho – 0.3% (0.2% of Total Investments)
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
2,185	5.250%, 9/01/30	9/16 at 100.00	BB+	2,066,857
600	5.250%, 9/01/37	9/16 at 100.00	BB+	550,740
2,785	Total Idaho			2,617,597
	Illinois – 12.7% (8.4% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A+	7,289,000
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	A+	5,528,954
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	A+	10,105,800
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	A+	5,879,300
3,800	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	3,869,958
3,130	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	3,203,524
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	13,403,037
8,810	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds, Illinois Power Company, Series 1994A, 5.700%, 2/01/24 – NPFG Insured	2/14 at 100.00	A	8,821,277
2,785	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36 (WI/DD, Settling 11/01/13)	11/23 at 100.00	N/R	2,810,594
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,050	5.250%, 11/15/22 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	1,078,875
3,000	5.250%, 11/15/23 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	3,082,500
985	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB–	938,607
2,880	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,490,762
6,970	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	7,024,018
1,055	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,061,203
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.917%, 1/01/21 (IF), (5)	No Opt. Call	AA–	1,134,223
1,000	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/30	1/16 at 100.00	CCC	412,140
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	10,216,100
5,290	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/15 – FGIC Insured	No Opt. Call	A	5,179,175
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
3,590	0.000%, 6/15/15 – FGIC Insured (ETM)	No Opt. Call	A (4)	3,563,290
1,160	0.000%, 6/15/15 – FGIC Insured (ETM)	No Opt. Call	A (4)	1,151,370
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	4,084,110
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
7,625	6.250%, 10/01/38	10/23 at 100.00	A	8,027,448
1,525	6.000%, 10/01/42	10/23 at 100.00	A	1,558,337
127,210	Total Illinois			112,913,602

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.0% (0.6% of Total Investments)
$2,005	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 8/01/22 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	Aaa	$2,077,962
4,260	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	4,174,417
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	Aa2	2,499,900
8,765	Total Indiana			8,752,279
	Iowa – 1.2% (0.8% of Total Investments)
1,650	Iowa Finance Authority, Industrial Remarketed Revenue Refunding Bonds, Urbandale Hotel Corporation, Series 1989A, 8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	1,734,876
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
10,000	5.500%, 6/01/42	6/15 at 100.00	B+	7,705,300
2,000	5.625%, 6/01/46	6/15 at 100.00	B+	1,545,260
13,650	Total Iowa			10,985,436
	Kansas – 0.7% (0.5% of Total Investments)
6,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/21 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	6,097,380
	Kentucky – 2.0% (1.3% of Total Investments)
3,800	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	4,029,862
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30	6/21 at 100.00	Aa3	9,706,150
	Marshall County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,210	5.000%, 6/01/19 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	1,244,328
1,270	5.000%, 6/01/20 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	1,306,030
1,335	5.000%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	1,372,874
16,810	Total Kentucky			17,659,244
	Louisiana – 3.7% (2.5% of Total Investments)
2,345	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	2,162,418
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
115	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	117,988
1,055	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	1,082,409
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	2,021,420
5,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	5,858,232
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	4,763,310
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,200	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	1,285,260
2,210	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,367,021
2,500	5.000%, 5/01/27 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,677,625
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
930	4.750% 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	933,255
10,105	4.500% 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,994,856
32,565	Total Louisiana			33,263,794

Nuveen Investments	25

NPI	Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.0% (0.7% of Total Investments)
$2,200	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	$2,128,434
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 6.000%, 7/01/25	7/21 at 100.00	BBB	506,205
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/33	1/18 at 100.00	BBB	2,050,720
3,465	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	A	3,366,386
735	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	735,897
8,850	Total Maryland			8,787,642
	Massachusetts – 4.7% (3.1% of Total Investments)
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	2,330,728
805	Massachusetts Developoment Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	A1	820,939
2,025	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,098,994
700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	713,951
3,820	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	3,852,661
13,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006, 4.375%, 8/01/36 (UB)	8/16 at 100.00	AAA	13,091,390
370	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (4)	432,101
5,590	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25	8/17 at 100.00	AA+	6,368,296
5,535	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A , 4.500%, 8/01/46 – AGM Insured (UB), (5)	2/17 at 100.00	AA+	5,565,055
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	6,897,248
40,845	Total Massachusetts			42,171,363
	Michigan – 2.3% (1.5% of Total Investments)
2,650	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	2,446,454
3,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/15 at 100.00	BB+	3,056,760
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	3,937,053
1,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	1,022,040
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	5,134,220
4,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA–	4,141,143
850	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	853,094
20,365	Total Michigan			20,590,764

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 4.1% (2.7% of Total Investments)
$13,650	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A	$13,803,972
2,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.375%, 2/15/22 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	2,030,300
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2010A, 5.000%, 1/01/35	1/20 at 100.00	AA–	3,135,660
90	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A, 5.750%, 11/15/26 – NPFG Insured	1/14 at 100.00	A	90,106
1,500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/24	10/14 at 100.00	A3	1,560,165
1,545	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,598,998
12,940	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA–	14,655,841
34,725	Total Minnesota			36,875,042
	Mississippi – 0.8% (0.5% of Total Investments)
6,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	7,098,781
	Missouri – 0.8% (0.5% of Total Investments)
1,035	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	1,072,622
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	BBB+	2,003,120
500	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	508,480
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
1,565	6.000%, 6/01/20	No Opt. Call	A	1,753,849
1,660	5.000%, 6/01/35	6/15 at 100.00	A	1,663,303
6,760	Total Missouri			7,001,374
	Nebraska – 0.3% (0.2% of Total Investments)
1,620	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.018%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	2,455,645
	Nevada – 1.7% (1.1% of Total Investments)
8,800	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	9,587,072
2,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	2,912,868
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	2,660,008
14,100	Total Nevada			15,159,948
	New Jersey – 5.3% (3.5% of Total Investments)
190	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/15	No Opt. Call	Caa1	165,283
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
3,655	5.250%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	A+ (4)	3,984,206
2,000	5.250%, 9/01/26 (Pre-refunded 9/01/15)	9/15 at 100.00	A+ (4)	2,180,140
300	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	397,104
800	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	781,736

Nuveen Investments	27

NPI	Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$3,850	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	$4,550,161
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A+	7,980,611
	New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
3,915	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	3,953,328
7,585	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	7,659,257
9,130	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	9,512,638
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.191%, 1/01/43 (IF), (5)	7/22 at 100.00	A+	1,448,249
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,130	4.500%, 6/01/23	6/17 at 100.00	B1	2,906,393
2,000	4.750%, 6/01/34	6/17 at 100.00	B2	1,455,880
45,200	Total New Jersey			46,974,986
	New Mexico – 0.7% (0.5% of Total Investments)
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA–	6,593,204
	New York – 14.0% (9.3% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,000	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,113,040
5,000	0.000%, 7/15/44	No Opt. Call	BBB–	806,750
4,800	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	4,987,824
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2012:
1,100	5.000%, 7/01/38	No Opt. Call	A1	1,134,265
1,500	5.000%, 7/01/42	No Opt. Call	A1	1,534,860
3,125	Dormitory Authority of the State of New York, Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44 (WI/DD, Settling 11/20/13)	7/23 at 100.00	A–	3,129,531
	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2004A:
1,025	5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	1,059,153
1,000	5.250%, 7/01/22 (Pre-refunded 7/01/14)	7/14 at 100.00	AA– (4)	1,034,070
500	5.250%, 7/01/24 (Pre-refunded 7/01/14)	7/14 at 100.00	AA– (4)	517,035
1,995	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/20	7/14 at 100.00	AA–	2,054,032
5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	5,524,049
2,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	2,460,786
6,760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	6,404,356
6,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	6,439,680
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
7,000	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	7,548,450
5,000	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	5,404,900
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	4,723,300
15,105	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 0.000%, 11/15/32	No Opt. Call	AA	6,312,077

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$3,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	$3,974,412
5,780	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	5,890,282
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	762,893
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Jewish Appeal – Federation of Jewish Philanthropies of New York Inc., Series 2004A:
2,185	5.250%, 7/01/20	7/14 at 100.00	Aa1	2,254,265
2,050	5.250%, 7/01/21	7/14 at 100.00	Aa1	2,113,591
2,420	5.250%, 7/01/22	4/14 at 100.00	Aa1	2,493,423
1,370	5.250%, 7/01/24	4/14 at 100.00	Aa1	1,409,127
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,333,000
1,890	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	No Opt. Call	AA	2,000,414
6,070	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (4)	6,467,160
6,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	6,241,800
11,515	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	11,660,434
650	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	1/14 at 100.00	Baa1	615,765
6,460	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/26 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	6,577,314
4,750	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fifth Series 2004, 5.000%, 9/15/28 – SYNCORA GTY Insured	3/14 at 101.00	AA–	4,855,213
1,325	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	1,425,223
134,810	Total New York			125,262,474
	North Carolina – 2.3% (1.5% of Total Investments)
2,850	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.079%, 7/15/32 (IF), (5)	1/18 at 100.00	AA–	2,871,860
1,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,065,750
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A, 5.125%, 4/01/43	4/23 at 100.00	A–	12,436,935
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	930,770
3,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Pollution Control Revenue Refunding Bonds, Duke Energy Progress, Inc. Project, Series 2013, 4.000%, 6/01/41	6/23 at 100.00	Aa3	3,098,620
20,650	Total North Carolina			20,403,935
	Ohio – 4.8% (3.2% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
250	5.125%, 6/01/24	6/17 at 100.00	B–	213,675
2,850	5.875%, 6/01/30	6/17 at 100.00	B	2,321,354
6,345	5.750%, 6/01/34	6/17 at 100.00	B	4,968,135
6,285	5.875%, 6/01/47	6/17 at 100.00	B	4,882,251
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	4,591,260

Nuveen Investments	29

NPI	Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$16,820	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Series 2013A, 5.000%, 1/01/38 (UB), (5)	1/23 at 100.00	AA	$17,216,447
975	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157, 17.265%, 1/01/38 (IF), (5)	1/23 at 100.00	AA	1,066,923
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2011A, 5.375%, 12/01/30	12/20 at 100.00	A	1,077,660
4,425	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,465,489
3,710	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	2,286,362
47,455	Total Ohio			43,089,556
	Oklahoma – 2.6% (1.7% of Total Investments)
1,050	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	998,277
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,730,195
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
6,840	5.000%, 2/15/37	2/17 at 100.00	A+	6,948,209
1,335	5.000%, 2/15/42	2/17 at 100.00	A+	1,353,677
10,035	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	10,080,459
143	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.497%, 6/15/30 (IF)	12/16 at 100.00	AA+	144,177
22,903	Total Oklahoma			23,254,994
	Oregon – 0.4% (0.3% of Total Investments)
1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/24 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA (4)	1,134,984
2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,625,225
3,560	Total Oregon			3,760,209
	Pennsylvania – 4.0% (2.6% of Total Investments)
4,530	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	4,819,965
980	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	869,985
	Lehigh County Authority, Pennsylvania, Water and Sewer Capital Appreciation Revenue Bonds, City of Allentown Concession, Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	1,660,176
11,000	0.000%, 12/01/38	No Opt. Call	A	2,424,950
5,375	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	5,402,251
1,670	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,764,088
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	AA	1,056,280
5,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA	4,838,978
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	2,812,530
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
4,505	5.000%, 9/01/21 – AGM Insured	9/14 at 100.00	AA–	4,645,871
4,735	5.000%, 9/01/22 – AGM Insured	9/14 at 100.00	AA–	4,878,660
47,070	Total Pennsylvania			35,173,734

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 0.3% (0.2% of Total Investments)
$500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/38	No Opt. Call	AA–	$97,160
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
300	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	40,371
75	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	9,455
325	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	38,386
1,330	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	147,178
2,725	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	198,707
100	0.000%, 8/01/56	No Opt. Call	AA–	6,026
2,500	5.250%, 8/01/57	8/17 at 100.00	AA–	2,156,425
7,855	Total Puerto Rico			2,693,708
	Rhode Island – 1.2% (0.8% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,020	6.125%, 6/01/32	1/14 at 100.00	BBB+	1,011,565
9,770	6.250%, 6/01/42	1/14 at 100.00	BBB–	9,515,687
10,790	Total Rhode Island			10,527,252
	South Carolina – 3.1% (2.1% of Total Investments)
8,610	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/24 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	9,074,768
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
5,090	5.250%, 12/01/18 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (4)	5,111,429
3,595	5.250%, 12/01/20 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (4)	3,610,135
1,865	5.250%, 12/01/21 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (4)	1,872,852
	Lexington County Health Service District, South Carolina, Hospital Revenue Bonds, Series 2004:
1,805	6.000%, 5/01/19 (Pre-refunded 5/01/14)	5/14 at 100.00	AA– (4)	1,857,923
2,400	5.500%, 5/01/24 (Pre-refunded 5/01/14)	5/14 at 100.00	AA– (4)	2,464,368
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	971,740
2,880	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	2,943,331
27,120	Total South Carolina			27,906,546
	Tennessee – 1.8% (1.2% of Total Investments)
2,565	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	2,410,151
6,400	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	6,511,232
6,100	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/40	1/17 at 31.68	A	1,352,492
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,247,500
410	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	410,984
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,300	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	3,120
3,000	5.500%, 11/01/46 (6)	11/17 at 100.00	N/R	7,200
24,775	Total Tennessee			15,942,679
Nuveen Investments	31

NPI	Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 17.8% (11.8% of Total Investments)
$5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (6)	12/13 at 100.00	N/R	$5,649,950
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A, 5.000%, 11/15/43	5/23 at 100.00	AA	5,219,650
8,840	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	8,855,647
2,150	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/14 at 100.00	CC	32,229
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,651,225
765	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	Baa2	699,348
3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	3,465,852
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	2,591,200
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	7,817,553
3,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	3,520,545
9,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	8,538,570
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013- 9A, 17.943%, 4/01/53 (IF)	10/23 at 100.00	AA+	3,992,318
4,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/13 at 100.00	A	3,999,720
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,127,200
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	4,180,240
13,975	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	13,974,022
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
2,000	5.250%, 8/15/21	2/16 at 100.00	BBB–	2,053,460
2,800	5.125%, 8/15/26	2/16 at 100.00	BBB–	2,827,552
4,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	3,960,120
250	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003, 5.250%, 5/15/24	1/14 at 100.00	A1	250,815
5,420	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012A, 5.000%, 5/15/39	No Opt. Call	A1	5,442,330
5,675	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	5,983,266
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,070	0.000%, 9/01/43	9/31 at 100.00	AA+	1,429,501
8,470	0.000%, 9/01/45	9/31 at 100.00	AA+	6,433,134
11,000	Pearland Independent School District, Brazoria County, Texas, General Obligation Bonds, Tender Option Bond Trust 1124, 7.526%, 8/15/26 (IF)	2/17 at 100.00	AAA	11,310,310
2,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	29,980
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A:
1,200	5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	1,205,688
10,930	5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	10,981,808

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,840	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.625%, 12/20/32	12/13 at 102.00	Aa1	$1,898,402
1,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/31	No Opt. Call	A3	975,470
2,195	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	2,315,703
2,985	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.761%, 4/01/28 (IF)	4/17 at 100.00	AAA	4,149,598
25,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A–	15,225,247
2,200	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20 (Pre-refunded 7/01/15)	7/15 at 100.00	Aaa	2,371,182
172,850	Total Texas			159,158,835
	Virginia – 1.5% (1.0% of Total Investments)
5,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/39	10/20 at 100.00	AA–	5,189,150
4,475	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Mayfair Apartments I and II, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 100.00	N/R	4,501,805
1,070	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	975,466
3,020	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,021,812
13,565	Total Virginia			13,688,233
	Washington – 3.5% (2.3% of Total Investments)
3,125	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A, 5.375%, 12/01/20 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	A1 (4)	3,301,031
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 5/01/43	6/23 at 100.00	A+	9,984,700
4,195	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	4,018,474
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/24 – NPFG Insured	No Opt. Call	AA+	4,557,514
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	9,620,020
34,850	Total Washington			31,481,739
	Wisconsin – 1.4% (0.9% of Total Investments)
1,415	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	1,485,198
890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	881,002
4,995	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	4,874,970
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/34	8/16 at 100.00	A–	1,986,080
	Wisconsin State, General Obligation Bonds, Series 2004-3:
175	5.250%, 5/01/19 – FGIC Insured	5/14 at 100.00	AA	179,275
130	5.250%, 5/01/21 – FGIC Insured	5/14 at 100.00	AA	133,150
	Wisconsin State, General Obligation Bonds, Series 2004-3:
1,545	5.250%, 5/01/19 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	1,584,521
1,135	5.250%, 5/01/21 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	1,164,033
12,285	Total Wisconsin			12,288,229

Nuveen Investments	33

NPI	Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal			Optional Call
Amount (000)	Description (1)		Provisions (2)	Ratings (3)	Value
	Wyoming – 0.4% (0.3% of Total Investments)
$3,400	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)		12/15 at 100.00	A–	$3,460,588
$1,493,803	Total Municipal Bonds (cost $1,333,059,658)				1,351,553,944

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$268	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$48,238
76	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	10,206
$344	Total Corporate Bonds (cost $13,630)				58,444
	Total Long-Term Investments (cost $1,333,073,288)				1,351,612,388
	Floating Rate Obligations – (10.1)%				(90,274,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (45.6)% (9)				(407,000,000)
	Other Assets Less Liabilities – 4.3%				38,625,932
	Net Assets Applicable to Common Shares – 100%				$892,964,320

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the federal bankruptcy court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

34	Nuveen Investments

NPM
Nuveen Premium Income Municipal Fund 2, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.5% (99.1% of Total Investments)
	MUNICIPAL BONDS – 152.5% (99.1% of Total Investments)
	Alabama – 3.3% (2.1% of Total Investments)
$6,995	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	$7,032,004
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,500	5.250%, 11/15/20	11/15 at 100.00	Baa2	3,597,055
1,000	5.000%, 11/15/30	11/15 at 100.00	Baa2	941,440
12,000	Birmingham Waterworks And Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2007A, 4.500%, 1/01/39 – BHAC Insured (UB)	1/17 at 100.00	AA+	11,612,880
1,960	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,984,912
1,690	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,778,303
6,255	University of South Alabama, Student Tuition Revenue Bonds, Series 2004, 5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	A1	6,358,520
33,400	Total Alabama			33,305,114
	Alaska – 0.1% (0.0% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	763,810
	Arizona – 1.4% (0.9% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
200	5.250%, 12/01/24	12/15 at 100.00	BBB+	205,184
265	5.250%, 12/01/25	12/15 at 100.00	BBB+	270,947
5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	5,412,150
800	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB	815,592
7,550	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	7,598,245
13,815	Total Arizona			14,302,118
	Arkansas – 0.1% (0.1% of Total Investments)
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/25	2/15 at 100.00	Baa1	1,011,570
	California – 18.5% (12.0% of Total Investments)
3,765	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	A+	3,831,415
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	2,133,067
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	3,600,380
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	4,366,213
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2. RMKT, 5.250%, 11/15/40	11/21 at 100.00	AA–	3,477,419

Nuveen Investments	35

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,740	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A+	$3,834,398
15,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	14,872,947
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	2,805,179
2,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,484,775
2,055	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/21	10/14 at 100.00	AA+	2,142,029
4,000	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa2	4,774,280
1,935	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa2	2,000,925
565	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	584,210
7,440	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/25	2/14 at 100.00	A1	7,523,923
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	23,082,397
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB–	889,520
5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.497%, 5/15/14 (IF)	No Opt. Call	AA–	6,432,265
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A+	1,985,766
1,665	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	Aa1	1,754,211
2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/23 – AMBAC Insured	10/15 at 100.00	A	2,646,725
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	25,428,897
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,418,836
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,350	4.500%, 6/01/27	6/17 at 100.00	B	5,431,028
1,345	5.000%, 6/01/33	6/17 at 100.00	B	1,036,793
1,000	5.750%, 6/01/47	6/17 at 100.00	B	771,520
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2	4,369,211
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	10,427,200
3,775	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	1,802,978
	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,420	5.000%, 9/01/25	9/15 at 102.00	N/R	1,404,920
435	5.100%, 9/01/30	9/15 at 102.00	N/R	415,103
370	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	372,146
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa2	258,895
275	5.000%, 9/01/23	9/15 at 102.00	Baa2	280,407
2,220	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/20 – SYNCORA GTY Insured	9/14 at 100.00	AA–	2,283,337

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
$4,595	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	$1,456,891
32,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	8,984,196
6,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	A	6,113,460
13,750	University of California, General Revenue Bonds, Limited Project Series 2012G, 5.000%, 5/15/37	5/22 at 100.00	Aa2	14,451,660
2,580	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	Aa1	2,744,991
3,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	3,015,630
221,060	Total California			187,690,143
	Colorado – 3.0% (1.9% of Total Investments)
1,700	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA+ (4)	1,788,349
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.375%, 12/01/33	12/23 at 100.00	BBB	1,257,675
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
1,745	5.250%, 6/01/23	6/16 at 100.00	A–	1,822,495
475	5.000%, 6/01/29	6/16 at 100.00	A–	475,722
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A+	406,380
75	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	75,215
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/37	11/22 at 100.00	A+	11,391,875
4,840	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,870,298
6,925	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.125%, 12/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	7,109,344
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	670,118
400	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	410,600
29,580	Total Colorado			30,278,071
	Connecticut – 0.5% (0.3% of Total Investments)
5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA (4)	5,040,750
250	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 4.000%, 4/01/39	4/22 at 100.00	AA	232,310
5,250	Total Connecticut			5,273,060
	Delaware – 0.1% (0.1% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA	1,016,320
	District of Columbia – 0.5% (0.3% of Total Investments)
5,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	3,550,250
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.801%, 10/01/30 – BHAC Insured (IF), (5)	10/16 at 100.00	AA+	1,375,197
6,335	Total District of Columbia			4,925,447

Nuveen Investments	37

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 24.5% (15.9% of Total Investments)
$1,055	Bay County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	A+ (4)	$1,088,612
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured	5/14 at 100.00	N/R	1,685,924
715	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	AA+ (4)	772,586
2,500	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern University, Series 2004B, 5.625%, 4/01/34	4/14 at 100.00	Baa1	2,503,900
695	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	12/13 at 100.00	Aaa	696,091
1,870	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA– (4)	1,931,523
1,275	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	1,324,190
875	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A1 (4)	913,115
2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34	10/18 at 100.00	AA+	2,164,940
650	Cape Coral, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	A1	665,724
1,500	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.375%, 8/15/32	1/14 at 100.00	B3	1,481,235
3,010	Cocoa, Florida, Water and Sewerage System Revenue Refunding Bonds, Series 2003, 5.500%, 10/01/23 – AMBAC Insured	No Opt. Call	AA	3,490,667
2,815	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	2,933,202
4,230	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	4,292,731
55	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+	59,461
410	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 1997-2, 5.900%, 7/01/29 – NPFG Insured (Alternative Minimum Tax)	1/14 at 100.00	AA+	413,091
595	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00	AA+	590,353
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	A	590,803
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	A	845,228
110	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 – NPFG Insured	No Opt. Call	A	110,208
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%, 7/01/30 – NPFG Insured (UB)	7/15 at 101.00	AA	15,766,618
5,980	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+	6,502,831
2,580	Florida State Education System, Housing Facility Revenue Bonds, Florida International University, Series 2004A, 5.000%, 7/01/14 – NPFG Insured	No Opt. Call	A	2,647,493
1,500	Florida Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29	1/19 at 100.00	AAA	1,615,770
2,345	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/16 – AMBAC Insured	10/14 at 100.00	A1	2,432,492
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
1,720	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–	1,760,059
6,645	5.375%, 6/01/46	6/16 at 100.00	A–	6,218,590

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	A	$5,742,150
3,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	1/14 at 100.00	N/R	3,601,764
2,170	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	2,352,215
1,500	Hollywood, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 10/01/20 – AGM Insured	1/14 at 100.00	Aa2	1,505,865
	Lake County School Board, Florida, Certificates of Participation, Series 2004A:
1,190	5.000%, 7/01/20 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	A+ (4)	1,228,235
1,470	5.000%, 7/01/24 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	A+ (4)	1,517,231
1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A–	1,041,340
3,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	3,518,935
2,345	Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional Medical Center Project, Series 2002, 5.375%, 7/01/22	1/14 at 100.00	BBB+	2,346,735
	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2004A:
2,290	5.000%, 4/01/19 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	2,336,350
3,305	5.000%, 4/01/22 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	3,371,893
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B:
2,000	5.250%, 7/01/18 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	A (4)	2,068,140
2,000	5.000%, 7/01/23 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	A (4)	2,064,820
1,970	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 – AMBAC Insured	11/16 at 100.00	A1	2,052,720
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A	5,233,200
4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1, 5.625%, 7/01/38	7/18 at 100.00	Aa2	4,410,840
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	11,631,543
2,440	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 (Pre-refunded 8/01/14) – AMBAC Insured	8/14 at 100.00	Aa2 (4)	2,528,572
575	Osceola County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, P.M. Wells Charter School Project, Series 2001A, 5.000%, 8/01/23 – NPFG Insured	1/14 at 100.00	A	575,644
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
3,745	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Aa3	3,812,785
2,000	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	2,033,980
	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
1,895	5.500%, 12/01/21	12/13 at 100.00	BBB–	1,898,278
6,470	5.625%, 12/01/31	12/13 at 100.00	BBB–	6,473,688
1,500	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	AA– (4)	1,554,450
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,245,400
6,090	Palm Beach County School Board, Florida, Certificates of Participation, Tender Option Bond Trust 2089, 13.018%, 8/01/14 – AGM Insured (IF)	No Opt. Call	AA–	7,115,921
4,490	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park Project, Series 2005A, 5.000%, 6/01/25 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	AA+ (4)	4,824,325

Nuveen Investments	39

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33	10/19 at 100.00	AAA	$4,346,560
6,545	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622, 11.656%, 10/01/14 (IF)	No Opt. Call	AAA	7,921,414
10,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31 (UB)	10/16 at 100.00	AAA	11,285,700
2,500	Polk County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/18 – AGM Insured	10/14 at 100.00	AA–	2,584,825
2,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	2,025,920
650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	A1 (4)	707,616
3,240	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2004A, 5.000%, 6/01/22 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	Aa3 (4)	3,305,707
1,635	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	BB	1,490,793
3,570	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (4)	4,204,175
1,040	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Aa2	1,097,543
625	Sonoma Bay Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	641,556
7,500	South Florida Water Management District, Certificates of Participation, Series 2006, Trust 1036, 9.288%, 10/01/14 – AMBAC Insured (IF)	No Opt. Call	AA	7,947,300
5,000	South Florida Water Management District, Certificates of Participation, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	AA	5,149,100
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB), (5)	8/17 at 100.00	AA	2,421,612
	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
2,250	5.850%, 8/01/24	8/14 at 101.00	A–	2,301,975
3,135	5.625%, 8/01/34	8/14 at 101.00	A–	3,167,291
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 – AMBAC Insured	6/16 at 100.00	A	5,133,500
620	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	672,061
5,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	AA	5,171,250
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008, 5.000%, 10/01/34	10/18 at 100.00	AA+	5,246,050
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
1,250	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	A	1,361,613
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	A	2,961,430
	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005:
7,285	5.000%, 7/01/16 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 101.00	Aaa	7,924,332
2,250	5.000%, 7/01/16 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 101.00	Aaa	2,447,460
1,000	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	A2	1,048,970
236,625	Total Florida			248,150,209

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 1.6% (1.0% of Total Investments)
$7,230	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	A+	$7,380,167
500	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Bonds, Memorial Health University Medical Center Inc., Series 2004A, 5.375%, 1/01/26 (Pre-refunded 1/01/14)	1/14 at 100.00	BB+ (4)	504,305
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	2,070,840
3,940	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	Aa2	3,430,006
2,235	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	A1	2,266,849
15,905	Total Georgia			15,652,167
	Guam – 0.0% (0.0% of Total Investments)
395	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	410,413
	Hawaii – 0.0% (0.0% of Total Investments)
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
210	6.625%, 7/01/33	7/23 at 100.00	BB+	210,235
150	6.875%, 7/01/43	7/23 at 100.00	BB+	150,008
360	Total Hawaii			360,243
	Idaho – 0.5% (0.3% of Total Investments)
2,945	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	3/16 at 101.00	A1	3,066,393
25	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum Tax)	1/14 at 100.00	AAA	25,087
110	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	AAA	110,888
145	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	145,307
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
1,000	5.250%, 9/01/30	9/16 at 100.00	BB+	945,930
470	5.250%, 9/01/37	9/16 at 100.00	BB+	431,413
4,695	Total Idaho			4,725,018
	Illinois – 14.7% (9.6% of Total Investments)
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A+	3,644,500
5,700	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	5,804,937
22,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 – FGIC Insured	No Opt. Call	AA–	12,241,573
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	5,117,450
850	Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning Redevelopment Project, Series 1996B, 7.250%, 1/01/14	12/13 at 100.00	N/R	852,593
845	Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary Drainage and Ship Canal Redevelopment Project, Series 1997A, 7.750%, 1/01/14	12/13 at 100.00	N/R	847,932
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	3,867,870

Nuveen Investments	41

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Baa1	$1,912,169
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	3,088,548
3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,826,095
3,215	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36 (WI/DD, Settling 11/01/13)	11/23 at 100.00	N/R	3,244,546
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 4285, 18.000%, 8/15/20 (IF), (5)	No Opt. Call	AA+	1,099,648
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
2,000	5.250%, 11/15/14 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	2,055,000
4,420	5.250%, 11/15/15 (Pre-refunded 5/15/14)	5/14 at 100.00	A (4)	4,541,550
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB–	376,396
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,302,933
4,480	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	4,806,010
6,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	6,046,500
3,540	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,521,663
3,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 6.000%, 4/01/18	No Opt. Call	Aa2	3,384,840
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA–	10,865,500
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	1,939,440
495	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	497,911
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.917%, 1/01/21 (IF), (5)	No Opt. Call	AA–	1,134,223
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 – FGIC Insured	No Opt. Call	A	12,533,684
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	2,702,283
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	A2	1,289,375
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)	No Opt. Call	AAA	4,830,955
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25	1/16 at 100.00	CCC	369,907
1,750	5.250%, 1/01/30	1/16 at 100.00	CCC	721,245
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	14,345,771
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa2	2,293,458
15,595	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	15,932,005
8,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/26 – NPFG Insured	6/22 at 101.00	AAA	7,198,080
165,375	Total Illinois			149,236,590
	Indiana – 3.3% (2.1% of Total Investments)
3,880	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	3,966,020
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	Aa2	2,499,900

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	$3,166,297
7,350	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2004A, 5.000%, 1/01/32 – FGIC Insured	1/15 at 100.00	A+	7,566,164
	Indiana University, Student Fee Revenue Bonds, Series 2004P:
2,750	5.000%, 8/01/22 (Pre-refunded 8/01/14) – AMBAC Insured	8/14 at 100.00	Aaa	2,850,073
1,600	5.000%, 8/01/24 (Pre-refunded 8/01/14) – AMBAC Insured	8/14 at 100.00	Aaa	1,658,224
7,860	Saint Joseph County Hospital Authority, Indiana, Revenue Bonds, Beacon Health System Obligated Group, Series 2013C, 4.000%, 8/15/44	8/23 at 100.00	AA–	6,419,026
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	4,631,444
1,550	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/23 (6)	2/15 at 100.00	N/R	167,044
34,865	Total Indiana			32,924,192
	Iowa – 0.9% (0.6% of Total Investments)
1,210	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,109,328
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,600	5.375%, 6/01/38	6/15 at 100.00	B+	1,235,424
8,365	5.500%, 6/01/42	6/15 at 100.00	B+	6,445,483
65	5.625%, 6/01/46	6/15 at 100.00	B+	50,221
11,240	Total Iowa			8,840,456
	Kansas – 0.0% (0.0% of Total Investments)
80	Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)	No Opt. Call	Aaa	81,258
	Kentucky – 1.1% (0.7% of Total Investments)
4,300	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	4,560,107
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	AA–	2,017,180
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31	6/21 at 100.00	Aa3	4,864,741
10,930	Total Kentucky			11,442,028
	Louisiana – 5.5% (3.6% of Total Investments)
3,520	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,245,933
4,350	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	4,677,120
4,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	4,042,840
2,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,727,108
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	6,362,145
10,720	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	10,842,208
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	3,104,220

Nuveen Investments	43

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
$14,550	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	$14,600,925
5,920	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	5,855,472
54,510	Total Louisiana			55,457,971
	Maryland – 0.5% (0.4% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,824,007
1,205	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA–	1,224,196
1,390	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.250%, 7/01/19 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	1,436,593
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,082,350
5,460	Total Maryland			5,567,146
	Massachusetts – 3.4% (2.2% of Total Investments)
8,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	8,332,350
385	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	387,660
540	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	535,259
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	2,736,072
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.700%, 10/01/34	10/14 at 100.00	BBB	1,006,130
675	Massachusetts Developoment Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	A1	688,365
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,503,210
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	917,937
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
2,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,269,238
4,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,034,200
3,795	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB), (5)	2/17 at 100.00	AA+	3,815,607
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	8,286,992
33,920	Total Massachusetts			34,513,020
	Michigan – 5.2% (3.4% of Total Investments)
3,055	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	2,820,345
7,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	6,683,810
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	6,056,992
7,955	0.000%, 12/01/22	No Opt. Call	AAA	5,988,842
8,260	0.000%, 12/01/23	No Opt. Call	AAA	5,918,951
8,575	0.000%, 12/01/24	No Opt. Call	AAA	5,828,856

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$1,200	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/15 at 100.00	BB+	$1,222,704
10,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	9,999,600
6,345	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	6,498,993
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	1,553,302
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	341,238
61,890	Total Michigan			52,913,633
	Minnesota – 1.4% (0.9% of Total Investments)
8,165	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A	8,257,101
	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,000	6.000%, 12/01/18	12/13 at 100.00	A	1,004,550
1,050	5.875%, 12/01/29	12/13 at 100.00	A	1,053,665
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,041,140
1,620	St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	1,677,899
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,034,950
13,835	Total Minnesota			14,069,305
	Mississippi – 0.4% (0.2% of Total Investments)
3,675	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	3,794,621
	Missouri – 0.9% (0.6% of Total Investments)
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	BBB+	2,003,120
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	203,392
2,885	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	2,982,282
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
780	6.000%, 6/01/20	No Opt. Call	A	874,123
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,528,035
1,200	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, Reg S, 5.125%, 2/15/18 (Pre-refunded 2/15/14)	2/14 at 100.00	BBB+ (4)	1,217,028
8,590	Total Missouri			8,807,980
	Nebraska – 2.1% (1.4% of Total Investments)
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA	4,252,120
5,130	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43	2/17 at 100.00	AA	5,344,280
10,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	AA	10,467,100
1,050	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.018%, 8/01/40 – BHAC Insured (IF)	2/17 at 100.00	AA+	1,591,622
20,180	Total Nebraska			21,655,122

Nuveen Investments	45

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 5.8% (3.8% of Total Investments)
$10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	$10,894,400
	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	AA+	3,749,117
3,695	5.000%, 6/01/28	6/19 at 100.00	AA+	3,910,345
3,880	5.000%, 6/01/29	6/19 at 100.00	AA+	4,082,226
	Clark County, Nevada, General Obligation Transportation Bonds, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	AA+	5,369,048
4,160	5.000%, 7/01/26	1/20 at 100.00	AA+	4,505,696
4,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	A+	4,105,240
3,150	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	3,222,702
10,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	10,272,600
8,540	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	8,858,627
55,860	Total Nevada			58,970,001
	New Jersey – 4.8% (3.1% of Total Investments)
5,480	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/20 – AGM Insured	12/13 at 100.00	Aa2	5,512,222
135	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/20 (Pre-refunded 12/15/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	135,826
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	A+ (4)	1,444,343
1,000	5.250%, 9/01/26 (Pre-refunded 9/01/15)	9/15 at 100.00	A+ (4)	1,090,070
520	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	508,128
17,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A+	5,817,644
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	4,047,871
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	5,770,350
3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/24 – AGM Insured	1/15 at 100.00	AA–	3,125,730
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A+	5,197,900
985	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.169%, 1/01/43 (IF), (5)	7/22 at 100.00	A+	1,084,810
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
12,495	5.000%, 6/01/29	6/17 at 100.00	B2	10,197,419
6,125	4.750%, 6/01/34	6/17 at 100.00	B2	4,458,633
61,790	Total New Jersey			48,390,946
	New York – 8.6% (5.6% of Total Investments)
5,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	A	5,178,200
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	4,177,480
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,544,385
1,250	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	A	1,304,938

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	$2,228,520
4,960	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,699,054
2,575	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,432,500
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	10,113,200
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/42	No Opt. Call	A	5,087,200
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	1,045,170
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	2,239,776
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (Pre-refunded 2/01/14)	2/14 at 100.00	AAA	5,058
2,495	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (Pre-refunded 2/01/14)	2/14 at 100.00	AAA	2,525,439
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	1/14 at 100.00	AA	10,046
4,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/20 (Pre-refunded 8/15/14) (WI/DD, Settling 11/01/13)	8/14 at 100.00	N/R (4)	4,161,200
785	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	829,392
1,365	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25 (Pre-refunded 3/01/15)	3/15 at 100.00	Aa2 (4)	1,451,991
1,185	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	No Opt. Call	AA	1,254,228
3,815	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (4)	4,064,615
7,425	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	7,518,778
995	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/19	12/13 at 100.00	AA–	998,045
1,060	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	1,140,178
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	6,567,500
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Tender Option Bond Trust 2012-10W, 7.323%, 11/15/21 (IF), (5)	No Opt. Call	AA–	12,305,961
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
1,055	5.000%, 11/15/28	No Opt. Call	A+	1,159,034
5,180	0.000%, 11/15/31	No Opt. Call	A+	2,195,491
1,280	0.000%, 11/15/32	No Opt. Call	A+	512,371
86,340	Total New York			86,749,750
	North Carolina – 1.2% (0.8% of Total Investments)
1,775	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.079%, 7/15/32 (IF), (5)	1/18 at 100.00	AA–	1,788,614
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,020,960

Nuveen Investments	47

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
$1,250	5.000%, 2/01/21 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	$1,265,225
2,445	5.000%, 2/01/22 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	2,474,780
2,230	University of North Carolina, Charlotte, General Revenue Bonds, Series 2013A, 3.625%, 4/01/43	4/23 at 100.00	AA–	1,781,235
4,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Pollution Control Revenue Refunding Bonds, Duke Energy Progress, Inc. Project, Series 2013, 4.000%, 6/01/41	6/23 at 100.00	Aa3	3,983,940
13,200	Total North Carolina			12,314,754
	Ohio – 5.7% (3.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,700	5.125%, 6/01/24	6/17 at 100.00	B–	1,452,990
900	5.875%, 6/01/30	6/17 at 100.00	B	733,059
12,590	5.750%, 6/01/34	6/17 at 100.00	B	9,857,970
2,245	5.875%, 6/01/47	6/17 at 100.00	B	1,743,938
3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (4)	3,164,940
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	6,407,625
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Nretwork Series 2009, 5.500%, 4/01/39	4/19 at 100.00	A	10,217,600
1,050	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157, 17.265%, 1/01/38 (IF), (5)	1/23 at 100.00	AA	1,148,994
875	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157, 17.265%, 1/01/38 (IF), (5)	1/23 at 100.00	AA	957,495
14,850	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Series 2013A, 5.000%, 1/01/38 (UB), (5)	1/23 at 100.00	AA	15,200,015
4,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,278,796
3,590	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	2,212,409
61,385	Total Ohio			57,375,831
	Oklahoma – 1.9% (1.2% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	713,055
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,690	5.000%, 2/15/37	2/17 at 100.00	A+	2,732,556
1,020	5.000%, 2/15/42	2/17 at 100.00	A+	1,034,270
9,755	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	9,317,878
	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006:
1,390	5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	1,396,297
4,070	5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	4,088,437
	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500:
99	8.497%, 6/15/30 (IF)	12/16 at 100.00	AA+	99,815
19,774	Total Oklahoma			19,382,308

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 1.8% (1.1% of Total Investments)
$7,860	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Sisters of Providence Health System, Series 2004, 5.500%, 10/01/21 (UB)	10/14 at 100.00	AA	$8,243,175
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	9,596,044
16,750	Total Oregon			17,839,219
	Pennsylvania – 3.8% (2.5% of Total Investments)
3,500	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,760,575
270	Annville-Cleona School District, Lebanon County, Pennsylvania, General Obligation Bonds, Series 2005, 6.000%, 3/01/28 – AGM Insured	3/15 at 100.00	A1	285,009
1,230	Annville-Cleona School District, Lebanon County, Pennsylvania, General Obligation Bonds, Series 2005, 6.000%, 3/01/28 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	A1 (4)	1,324,464
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	443,870
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured	No Opt. Call	A2	1,171,821
	Lehigh County Authority, Pennsylvania, Water and Sewer Capital Appreciation Revenue Bonds, City of Allentown Concession, Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	1,573,690
5,180	0.000%, 12/01/32	No Opt. Call	A	1,707,742
4,935	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	4,960,020
50	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	Baa1	54,431
2,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/32	11/22 at 100.00	Baa3	2,038,350
5,850	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	5,748,561
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	AA	1,056,280
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	13,198,650
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,125,012
46,595	Total Pennsylvania			38,448,475
	Puerto Rico – 0.5% (0.3% of Total Investments)
8,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	4,891,338
	Rhode Island – 1.8% (1.2% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
2,570	6.000%, 6/01/23	1/14 at 100.00	Baa1	2,569,974
6,425	6.125%, 6/01/32	1/14 at 100.00	BBB+	6,371,865
9,660	6.250%, 6/01/42	1/14 at 100.00	BBB–	9,408,550
18,655	Total Rhode Island			18,350,389
	South Carolina – 1.5% (1.0% of Total Investments)
9,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13)	12/13 at 100.00	Aa3 (4)	9,038,160
2,500	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 5/01/25 – AMBAC Insured	1/14 at 100.00	AA–	2,508,400

Nuveen Investments	49

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$3,315	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	$3,387,897
14,815	Total South Carolina			14,934,457
	Tennessee – 0.6% (0.4% of Total Investments)
	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A:
1,645	4.000%, 9/01/40	9/22 at 100.00	AA	1,555,677
1,690	4.000%, 9/01/42	9/22 at 100.00	AA	1,587,975
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,255,616
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
800	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	1,920
1,000	5.500%, 11/01/46 (6)	11/17 at 100.00	N/R	2,400
8,335	Total Tennessee			6,403,588
	Texas – 11.4% (7.4% of Total Investments)
5,810	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,820,284
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/14 at 100.00	C	76,599
1,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	1,033,670
965	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	Baa2	882,184
5,240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	5,373,096
4,650	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	4,487,855
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	6,329,919
11,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	10,436,030
3,875	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013- 9A, 17.943%, 4/01/53 (IF)	10/23 at 100.00	AA+	3,768,631
	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,000	5.000%, 12/01/20 (Pre-refunded 12/01/14)	12/14 at 100.00	A+ (4)	1,051,730
1,000	5.000%, 12/01/21 (Pre-refunded 12/01/14)	12/14 at 100.00	A+ (4)	1,051,730
2,500	5.125%, 12/01/22 (Pre-refunded 12/01/14)	12/14 at 100.00	A+ (4)	2,632,700
2,925	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	1/14 at 100.00	A	2,924,825
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,103,080
6,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	6,270,360
10,850	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	6,142,077
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	2/16 at 100.00	BBB–	821,384
1,250	5.125%, 8/15/26	2/16 at 100.00	BBB–	1,262,300
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,970,090
50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,715	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012A, 5.000%, 5/15/39	No Opt. Call	A1	$4,734,426
6,025	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	6,225,271
3,100	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,268,392
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
1,880	0.000%, 9/01/43	9/31 at 100.00	AA+	1,298,290
7,990	0.000%, 9/01/45	9/31 at 100.00	AA+	6,068,565
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	14,990
2,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	2,719,075
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43	8/23 at 100.00	AA–	4,016,600
7,100	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	7,133,654
1,100	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	1,080,112
1,465	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	1,545,560
3,755	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.761%, 4/01/28 (IF)	4/17 at 100.00	AAA	5,220,013
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	4,984,700
126,945	Total Texas			115,748,192
	Utah – 1.5% (1.0% of Total Investments)
6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,429,898
9,045	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	9,222,192
15,380	Total Utah			15,652,090
	Virginia – 0.1% (0.1% of Total Investments)
1,250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,139,563
	Washington – 5.3% (3.5% of Total Investments)
10,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	10,262,200
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,708,825
4,160	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	Aa3	4,454,819
2,820	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A, 5.375%, 12/01/19 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	A1 (4)	2,978,851
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 12/01/38	6/23 at 100.00	A+	12,571,192
3,410	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,504,764
4,415	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	4,229,217
1,885	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	1,959,137
4,940	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	4,964,502

Nuveen Investments	51

NPM	Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	$5,224,900
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	994,770
52,645	Total Washington			53,853,177
	West Virginia – 0.2% (0.2% of Total Investments)
2,355	West Virginia University, Revenue Bonds, West Virginia University Projects, Improvement Series 2004C, 5.000%, 10/01/24 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	Aa3 (4)	2,459,020
	Wisconsin – 2.3% (1.5% of Total Investments)
1,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	1,266,164
6,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	7,157,584
365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	361,310
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB+	1,019,990
2,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	2,918,565
4,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/34	8/16 at 100.00	A–	4,498,471
5,300	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB), (5)	5/16 at 100.00	AA	5,779,279
22,165	Total Wisconsin			23,001,363
	Wyoming – 0.2% (0.1% of Total Investments)
2,250	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	A–	2,290,095
$1,630,209	Total Municipal Bonds (cost $1,513,889,518)			1,545,361,581

52	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% Total Investments)
	Transportation – 0.0% (0.0% Total Investments)
$21	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$3,798
6	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	804
$27	Total Corporate Bonds (cost $1,072)				4,602
	Total Long-Term Investments (cost $1,513,890,590)				1,545,366,183

Principal			Optional Call
Amount (000)	Description (1)		Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 1.3% (0.9% of Total Investments)
	Indiana – 1.3% (0.9% of Total Investments)
13,360	Indianapolis Local Public Improvement Bond Bank, Indiana, Bonds, Variable Rate Demand Obligations, Series 2013F, 0.120%, 2/01/21 (9)		No Opt. Call	A-1	$13,360,000
$13,360	Total Short-Term Investments (cost $13,360,000)				13,360,000
	Total Investments (cost $1,527,250,590)				1,558,726,183
	Floating Rate Obligations – (8.8)%				(88,689,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.3)% (10)				(489,500,000)
	Other Assets Less Liabilities – 3.3%				32,949,978
	Net Assets Applicable to Common Shares – 100%				$1,013,487,161

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)
Investment has a maturity of more than a year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	53

NPT
Nuveen Premium Income Municipal Fund 4, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.6% (100.0% of Total Investments)
	Alabama – 4.1% (2.7% of Total Investments)
$11,895	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital, Series 1995, 5.000%, 11/01/25 (ETM)	1/14 at 100.00	Aaa	$11,942,937
5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	5,026,450
1,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	941,440
1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,012,710
1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	1,499,670
2,325	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	2,393,378
22,720	Total Alabama			22,816,585
	Alaska – 0.3% (0.2% of Total Investments)
1,665	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/30 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,718,430
	Arizona – 3.6% (2.4% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	1,229,332
10,350	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/30	7/22 at 100.00	A1	10,792,877
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
400	5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	AA+	414,780
950	5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	AA+	949,934
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	3,841,037
3,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,019,170
19,710	Total Arizona			20,247,130
	California – 22.0% (14.4% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A	1,598,670
8,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	7,584,560
5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	5,021,800
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	719,734
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,882,339

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,375	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$1,428,254
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/38	3/23 at 100.00	A2	2,022,180
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	1,406,794
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,658,745
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 5.125%, 10/01/31	10/21 at 100.00	A2	4,719,015
19,095	California State, General Obligation Bonds, Series 2005, 5.000%, 6/01/33 – CIFG Insured	6/15 at 100.00	A1	19,447,681
1,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	1,085,460
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	1,065,092
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BB	995,211
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB–	889,520
1,685	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.497%, 5/15/14 (IF)	No Opt. Call	AA–	2,023,971
3,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/38	8/23 at 100.00	AA	3,148,530
4,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14 (ETM)	No Opt. Call	Aaa	4,778,709
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,124,780
2,000	Glendale Redevelopment Agency, Central Glendale Redevelopment Project, California, Tax Allocation Bonds, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,087,400
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.750%, 6/01/47	6/17 at 100.00	B	2,314,560
610	5.125%, 6/01/47	6/17 at 100.00	B	427,531
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27 (5)	No Opt. Call	AAA	1,744,739
540	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	550,460
2,000	Marinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 0.000%, 8/01/31	8/24 at 100.00	Aa2	2,092,880
1,000	Mendocino-Lake Community College District, California, General Obligation Bonds, Election 2006, Series 2011B, 0.000%, 8/01/31 – AGM Insured	8/26 at 100.00	AA–	900,360
1,030	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	695,497
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	3,403,566
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,130,380
1,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	1,295,138
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,717,300
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	2,119,100

Nuveen Investments	55

NPT	Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$11,310	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2006A, 4.250%, 7/01/31 – AGM Insured (UB)	7/16 at 100.00	AA+	$11,411,677
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	738,595
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
4,430	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	1,404,576
31,300	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	8,679,177
4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.955%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	4,493,440
690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	716,337
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B:
4,005	0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA–	2,121,048
3,900	5.625%, 5/01/41 – AGM Insured	8/21 at 100.00	AA–	4,163,055
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	3,109,080
150,470	Total California			123,916,941
	Colorado – 10.7% (7.0% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	1,417,213
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	690,564
4,735	Broomfield, Colorado, Water Activity Enterprise, Water Revenue Bonds, Series 2012, 5.000%, 12/01/20	No Opt. Call	A1	5,558,180
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 6.000%, 12/01/38	12/23 at 100.00	BBB	666,850
1,240	Colorado City Metropolitan District, Oueblo county, Colorado, Water and Wastewater Enterprise Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34	No Opt. Call	A–	1,109,106
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	593,190
2,000	Colorado Health Facilities Authority, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	2,007,000
2,000	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012, 4.000%, 12/01/42 (UB), (5)	12/22 at 100.00	A–	1,643,400
2,250	Colorado Springs, Colorado, Utilities System Improvement Revenue Bonds, Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA	2,384,820
945	Colorado Springs, Colorado, Utility System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48	11/18 at 100.00	AA	1,029,275
25	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34	3/19 at 100.00	Aa2	26,472
1,175	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	1,398,027
1,210	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2013A, 5.000%, 9/01/38 – AGM Insured	9/22 at 100.00	AA–	1,246,506
	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013:
1,070	5.000%, 12/01/29 – AGM Insured	12/22 at 100.00	AA–	1,151,630
1,685	5.000%, 12/01/30 – AGM Insured	12/22 at 100.00	AA–	1,804,264
1,000	5.000%, 12/01/31 – AGM Insured	12/22 at 100.00	AA–	1,056,770

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	$1,010,800
535	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	536,530
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,000	5.000%, 11/15/32	11/22 at 100.00	A+	2,081,100
2,900	4.000%, 11/15/43	11/22 at 100.00	A+	2,487,649
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A:
2,940	5.000%, 12/01/20 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	2,951,848
10,185	5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	10,226,046
4,000	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewatert Revenue Bonds, Series 2012, 5.000%, 12/01/42	No Opt. Call	A+	4,135,560
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	795,604
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	1,000,620
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	3,241,125
2,605	Parker Water and Sanitation District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2012, 4.500%, 8/01/37	No Opt. Call	AA–	2,621,698
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,245	6.000%, 1/15/34	7/20 at 100.00	Baa3	1,297,091
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,427,673
1,965	SBC Metropolitan District, Colorado, General Obligation Bonds, Series 2012, 4.000%, 12/01/37	No Opt. Call	BBB+	1,589,940
59,005	Total Colorado			60,186,551
	Florida – 7.5% (4.9% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,236,725
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB–	847,828
865	5.000%, 9/01/45	9/23 at 100.00	BBB–	726,695
2,115	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	2,297,271
1,480	Brwoard County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA–	1,484,351
2,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	2,040,860
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	1,194,842
1,795	Jacksonville, Florida, Transportation Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/24	10/22 at 100.00	AA–	2,038,653
2,050	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A	2,007,893
1,170	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	1,190,510
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	7,161,313
1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	954,090

Nuveen Investments	57

NPT	Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,885	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	$1,895,876
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB), (5)	8/17 at 100.00	AA	5,380,812
11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	11,511,170
41,215	Total Florida			41,968,889
	Georgia – 3.7% (2.4% of Total Investments)
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	Aa3	5,163,048
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	1,569,810
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,546,375
5,295	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A1 (4)	6,316,829
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA–	5,009,550
18,695	Total Georgia			20,605,612
	Guam – 0.7% (0.5% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	7/20 at 100.00	Ba2	3,876,680
	Hawaii – 0.9% (0.6% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A2	1,025,410
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	3,066,330
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB+	1,176,316
5,175	Total Hawaii			5,268,056
	Idaho – 0.2% (0.1% of Total Investments)
410	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	7/19 at 100.00	A1	432,509
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mittigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	607,311
1,005	Total Idaho			1,039,820
	Illinois – 18.2% (11.9% of Total Investments)
1,180	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,080,325
2,120	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	A	2,175,417
5,550	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	5,566,095
415	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A	416,154
1,250	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured	6/22 at 100.00	AA	1,292,388

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Cook County School District 99, Cicero, Illinois, General Obligation School Bonds, Series 1997:
$1,455	8.500%, 12/01/13 – FGIC Insured	No Opt. Call	Baa1	$1,464,443
1,685	8.500%, 12/01/15 – FGIC Insured	No Opt. Call	Baa1	1,940,008
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	517,930
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	1/14 at 100.00	N/R	500,470
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,018,010
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27	4/21 at 100.00	A	5,802,865
3,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	3,074,610
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	4,454,173
2,515	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.250%, 8/15/34 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	2,615,927
3,160	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	3,423,070
500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	606,035
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	425,126
905	6.000%, 7/01/43	7/23 at 100.00	A–	934,041
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A	1,848,949
5,565	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	5,749,814
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,155,580
2,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	2,159,640
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	521,135
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,293,970
1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	940,250
1,375	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 7.000%, 4/01/14	No Opt. Call	Aa2	1,407,175
325	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	338,237
2,250	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/26	1/22 at 100.00	A–	2,127,173
910	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	915,351
700	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 4304, 17.917%, 1/01/21 (IF), (5)	No Opt. Call	AA–	712,068
625	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 4306, 18.000%, 1/01/21 (IF)	No Opt. Call	AA–	635,775
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)	No Opt. Call	AAA	11,733,626
1,245	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B, 6.250%, 2/01/21 – AGM Insured	2/20 at 100.00	A2	1,436,855
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A:
825	6.000%, 2/01/24 – AGM Insured	2/20 at 100.00	A2	919,644
1,030	6.000%, 2/01/25 – AGM Insured	2/20 at 100.00	A2	1,135,163

Nuveen Investments	59

NPT	Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52 – NPFG Insured (Alternative Minimum Tax) (UB), (5)	6/22 at 100.00	AAA	$2,412,900
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
9,500	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	8,755,105
36,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	AAA	7,527,314
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
445	5.000%, 10/01/25	10/22 at 100.00	Baa1	471,406
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	419,108
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
780	5.250%, 6/01/21	No Opt. Call	A	885,830
2,000	6.250%, 6/01/24	6/16 at 100.00	A–	2,172,220
2,200	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	2,583,592
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	1,671,877
126,640	Total Illinois			102,236,844
	Indiana – 2.7% (1.8% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA+	1,332,864
2,705	0.000%, 2/01/25	No Opt. Call	AA+	1,748,593
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	A3	3,063,210
680	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B, 5.000%, 2/01/29	2/22 at 100.00	BBB+	702,222
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	1,055,450
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,516,860
5,380	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,836,781
1,005	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	1,068,456
17,270	Total Indiana			15,324,436
	Iowa – 0.8% (0.6% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	1,006,630
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31	10/21 at 100.00	BBB–	1,648,305
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	2,077,820
4,630	Total Iowa			4,732,755

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 1.7% (1.1% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A:
$2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3	$2,223,180
1,400	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,536,360
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31	12/20 at 100.00	Baa1	1,495,499
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	631,992
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A	1,760,220
2,440	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	1,628,700
9,675	Total Kansas			9,275,951
	Kentucky – 1.9% (1.2% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	1,064,390
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,438,500
4,000	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/28	4/23 at 100.00	A	4,187,960
10,000	Total Kentucky			10,690,850
	Louisiana – 8.2% (5.3% of Total Investments)
165	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	165,206
1,740	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/36 at 101.00	Aa1	1,814,837
7,445	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	6,889,305
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	5,197,226
3,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	3,838,152
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
5,375	5.000%, 7/01/30	7/23 at 100.00	A	5,617,789
4,580	5.000%, 7/01/31	7/23 at 100.00	A	4,735,857
300	5.000%, 7/01/36	7/23 at 100.00	A	303,420
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,480	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,485,180
15,820	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	15,647,562
170	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 661, 16.045%, 5/01/34 – AGM Insured (IF)	5/16 at 100.00	Aa1	162,590
46,025	Total Louisiana			45,857,124
	Maine – 0.7% (0.5% of Total Investments)
505	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	502,258
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	BBB–	2,121,120
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,279,075
3,755	Total Maine			3,902,453

Nuveen Investments	61

NPT	Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.2% (0.1% of Total Investments)
$595	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/14 at 100.00	Aa2	$596,791
50	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	51,960
345	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	345,766
990	Total Maryland			994,517
	Massachusetts – 1.6% (1.1% of Total Investments)
2,805	Massachusetts Development Finance Agency, Revenue Bonds, Curry College, Series 2005A, 5.000%, 3/01/35 – ACA Insured	3/15 at 100.00	BBB	2,708,452
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/14 at 102.00	N/R	945,220
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,969,426
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB), (5)	2/17 at 100.00	AA+	3,483,815
9,170	Total Massachusetts			9,106,913
	Michigan – 3.7% (2.4% of Total Investments)
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	327,732
625	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	600,100
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,418,540
5,400	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	4,647,078
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BB–	1,841,440
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA–	1,584,465
3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	3,298,149
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,071,840
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	2,070,870
22,100	Total Michigan			20,860,214
	Minnesota – 0.8% (0.5% of Total Investments)
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	979,460
2,875	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	2,618,263
870	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	873,141
4,745	Total Minnesota			4,470,864
	Mississippi – 2.0% (1.3% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/14 at 100.00	BBB	999,920
2,975	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	3,071,836

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$5,215	Mississippi, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA+	$6,326,577
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,069,810
10,190	Total Mississippi			11,468,143
	Missouri – 1.9% (1.3% of Total Investments)
1,380	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	1,430,163
1,745	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 3.375%, 6/01/28	6/22 at 100.00	AA–	1,529,842
2,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	BBB+	1,951,020
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	999,980
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,045,590
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
1,080	5.000%, 1/01/22	1/21 at 100.00	A2	1,209,449
1,110	5.000%, 1/01/23	1/21 at 100.00	A2	1,228,015
1,250	5.000%, 1/01/25	1/21 at 100.00	A2	1,357,150
10,565	Total Missouri			10,751,209
	Nebraska – 0.1% (0.1% of Total Investments)
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	495,840
	Nevada – 1.1% (0.7% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,357,760
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,834,028
5,700	Total Nevada			6,191,788
	New Jersey – 1.8% (1.2% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31	6/20 at 100.00	Baa3	893,375
3,000	5.875%, 6/01/42	6/20 at 100.00	Baa3	3,168,810
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/33	7/23 at 100.00	A	1,175,989
575	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	647,715
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
305	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (4)	345,129
300	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	339,471
1,455	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,609,972
2,710	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	1,972,717
10,300	Total New Jersey			10,153,178
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	BBB–	1,534,395

Nuveen Investments	63

NPT	Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 4.3% (2.8% of Total Investments)
$855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	BB+	$755,213
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,054,931
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,240,195
4,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,855,877
1,070	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,118,706
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	A	2,559,000
1,250	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,333,200
1,870	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,889,691
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	855,134
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	6,567,500
23,670	Total New York			24,229,447
	North Carolina – 0.6% (0.4% of Total Investments)
750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	761,250
2,460	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/21 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	2,489,963
3,210	Total North Carolina			3,251,213
	North Dakota – 0.6% (0.4% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,477,284
1,125	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	1,129,781
3,315	Total North Dakota			3,607,065
	Ohio – 3.9% (2.6% of Total Investments)
5,905	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	5,047,004
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	2,048,800
3,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	3,102,000
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,186,741
700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	696,500
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	5,051,487
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	876,016
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/33	2/23 at 100.00	A+	2,136,200
22,060	Total Ohio			22,144,748

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.0% (0.7% of Total Investments)
$5,615	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	$5,640,436
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.497%, 6/15/30 (IF)	12/16 at 100.00	AA+	88,724
5,703	Total Oklahoma			5,729,160
	Oregon – 0.2% (0.1% of Total Investments)
1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/28	6/22 at 100.00	A1	1,064,770
	Pennsylvania – 4.4% (2.9% of Total Investments)
1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	887,740
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,063,680
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	590,142
5,490	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	5,394,803
5,455	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/38	12/22 at 100.00	AA	5,619,414
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,602,034
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36	8/20 at 100.00	A2	5,951,930
1,425	6.500%, 8/01/41	8/20 at 100.00	A2	1,578,715
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	BBB+	1,837,985
23,680	Total Pennsylvania			24,526,443
	Puerto Rico – 0.7% (0.5% of Total Investments)
4,810	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	4,187,778
	Rhode Island – 2.6% (1.7% of Total Investments)
15,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	1/14 at 100.00	BBB–	14,609,550
	South Carolina – 1.9% (1.2% of Total Investments)
4,120	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/23 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	A (4)	4,281,586
5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.250%, 1/01/21 – FGIC Insured	No Opt. Call	A	6,182,400
9,120	Total South Carolina			10,463,986
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,786,698
	Tennessee – 0.8% (0.5% of Total Investments)
2,790	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A1	2,790,781
5,075	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	1,058,696
680	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	681,632

Nuveen Investments	65

NPT	Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
$860	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	$2,064
1,000	5.500%, 11/01/46 (6)	11/17 at 100.00	N/R	2,400
10,405	Total Tennessee			4,535,573
	Texas – 20.0% (13.1% of Total Investments)
3,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (6)	12/13 at 100.00	N/R	3,389,970
5,440	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,449,629
525	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	Baa2	479,945
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	1,024,440
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A+	3,824,160
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,595,866
2,275	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2004B, 5.000%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/14 at 100.00	AA–	2,341,203
6,000	Garland Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Legacy Pointe Apartments, Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)	12/13 at 100.00	N/R	6,000,840
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	2,301,493
28,305	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A2	13,009,261
7,500	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	9,596,850
3,790	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A+	3,818,918
33,505	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/39	8/14 at 25.08	AAA	8,061,973
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA–	1,202,267
2,500	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	2,635,800
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA+	1,353,537
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,219,295
250	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.771%, 2/15/30 (IF), (5)	2/17 at 100.00	AA–	254,740
2,945	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	3,041,478
5,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 4.000%, 8/15/43	8/23 at 100.00	AA–	4,099,150
5,200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	5,224,648
1,505	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	1,764,161

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
$2,500	5.000%, 12/15/27	No Opt. Call	A3	$2,513,950
4,810	5.000%, 12/15/28	No Opt. Call	A3	4,775,272
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,752,581
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	2,162,160
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,196,900
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	547,165
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	925,280
3,395	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.761%, 4/01/28 (IF)	4/17 at 100.00	AAA	4,719,559
1,320	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	968,194
8,500	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	5/14 at 100.00	Aaa	9,082,760
149,480	Total Texas			112,333,445
	Utah – 1.5% (1.0% of Total Investments)
3,730	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/13 at 100.00	N/R	3,731,902
1,300	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series 1996A, 6.150%, 7/01/14 (ETM)	1/14 at 100.00	Aa3 (4)	1,338,623
380	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)	1/14 at 100.00	AA	383,933
	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001C:
410	5.500%, 1/01/18 (Alternative Minimum Tax)	1/14 at 100.00	AA–	410,873
150	5.650%, 1/01/21 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	150,234
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	816,926
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,568,295
8,335	Total Utah			8,400,786
	Virgin Islands – 0.5% (0.3% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	254,585
2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	2,706,672
2,730	Total Virgin Islands			2,961,257
	Virginia – 1.4% (0.9% of Total Investments)
3,045	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/38	No Opt. Call	BBB–	635,339
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	643,810
1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,609,062
4,640	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,820,496
10,450	Total Virginia			7,708,707

Nuveen Investments	67

NPT	Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.5% (1.6% of Total Investments)
	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A:
$220	5.000%, 1/01/34 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa3 (4)	$232,311
5,780	5.000%, 1/01/34 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA (4)	5,877,046
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	2,195,838
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,089,960
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	1,989,540
1,595	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,619,467
13,780	Total Washington			14,004,162
	West Virginia – 0.4% (0.2% of Total Investments)
1,950	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,012,361
	Wisconsin – 3.6% (2.4% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	855,432
4,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A–	4,207,686
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	1,396,052
2,105	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	2,120,261
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
5,000	5.250%, 8/15/21	8/16 at 100.00	A–	5,295,300
1,000	5.250%, 8/15/34	8/16 at 100.00	A–	993,040
5,000	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB), (5)	5/16 at 100.00	AA	5,452,150
19,520	Total Wisconsin			20,319,921
$947,383	Total Municipal Bonds (cost $837,769,523)			857,569,238

68	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$48	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$8,551
14	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	1,810
$62	Total Corporate Bonds (cost $2,415)				10,361
	Total Long-Term Investments (cost $837,771,938)				857,579,599
	Floating Rate Obligations – (10.5)%				(58,853,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.7)% (9)				(262,200,000)
	Other Assets Less Liabilities – 4.6%				25,493,365
	Net Assets Applicable to Common Shares – 100%				$562,019,964

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.6%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Assets & Liabilities
October 31, 2013

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Assets
Investments, at value (cost $1,333,073,288, $1,527,250,590 and $837,771,938, respectively)	$1,351,612,388		$1,558,726,183		$857,579,599
Cash	7,741,937		3,169,129		1,650,764
Receivable for:
Interest	20,233,041		23,043,993		13,701,485
Investments sold	22,077,619		14,177,956		16,028,263
Deferred offering costs	104,754		2,214,994		1,979,505
Other assets	178,072		591,680		369,424
Total assets	1,401,947,811		1,601,923,935		891,309,040
Liabilities
Floating rate obligations	90,274,000		88,689,000		58,853,000
Payable for:
Common share dividends	4,083,939		4,739,768		2,729,336
Interest	424,953		—		—
Investments purchased	5,941,078		4,277,412		4,827,778
Offering costs	67,112		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	407,000,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		489,500,000		262,200,000
Accrued expenses:
Management fees	711,245		790,397		441,689
Directors fees	182,606		219,345		113,339
Other	298,558		220,852		123,934
Total liabilities	508,983,491		588,436,774		329,289,076
Net assets applicable to common shares	$892,964,320		$1,013,487,161		$562,019,964
Common shares outstanding	64,060,043		70,692,851		43,338,451
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.94		$14.34		$12.97
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$640,600		$706,929		$433,385
Paid-in surplus	902,242,933		999,395,840		544,491,125
Undistributed (Over-distribution of) net investment income	8,514,031		9,394,002		6,890,747
Accumulated net realized gain (loss)	(36,972,344)		(27,485,203)		(9,602,954)
Net unrealized appreciation (depreciation)	18,539,100		31,475,593		19,807,661
Net assets applicable to common shares	$892,964,320		$1,013,487,161		$562,019,964
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

70	Nuveen Investments

Statement of
Operations
Year Ended October 31, 2013

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Investment Income	$68,887,140	$77,432,799	$45,334,044
Expenses
Management fees	8,687,407	9,679,080	5,440,030
Shareholder servicing agent fees and expenses	118,137	53,837	48,482
Interest expense and amortization of offering costs	6,806,256	2,500,827	860,288
Liquidity fees	—	4,804,138	3,113,737
Remarketing fees	—	496,299	265,113
Custodian fees and expenses	199,435	233,520	142,062
Directors fees and expenses	35,549	40,929	22,630
Professional fees	98,558	109,327	65,793
Shareholder reporting expenses	94,221	72,141	59,500
Stock exchange listing fees	20,758	22,510	13,910
Investor relations expenses	65,482	71,226	42,532
Other expenses	86,941	120,631	70,959
Total expenses	16,212,744	18,204,465	10,145,036
Net investment income (loss)	52,674,396	59,228,334	35,189,008
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,052,392	1,217,595	(184,264)
Change in net unrealized appreciation (depreciation) of investments	(96,494,167)	(116,270,582)	(66,215,960)
Net realized and unrealized gain (loss)	(92,441,775)	(115,052,987)	(66,400,224)
Net increase (decrease) in net assets applicable to common shares from operations	$(39,767,379)	$(55,824,653)	$(31,211,216)

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Changes in Net Assets

	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Operations
Net investment income (loss)	$52,674,396	$54,012,962	$59,228,334	$61,926,231	$35,189,008	$35,832,536
Net realized gain (loss) from investments	4,052,392	(7,996,822)	1,217,595	3,250,555	(184,264)	111,074
Change in net unrealized appreciation (depreciation) of investments	(96,494,167)	98,394,165	(116,270,582)	92,465,232	(66,215,960)	63,318,471
Net increase (decrease) in net assets applicable to common shares from operations	(39,767,379)	144,410,305	(55,824,653)	157,642,018	(31,211,216)	99,262,081
Distributions to Common Shareholders
From net investment income	(55,634,480)	(58,724,314)	(61,318,980)	(66,734,054)	(35,490,332)	(36,885,240)
Decrease in net assets applicable to common shares from distributions to common shareholders	(55,634,480)	(58,724,314)	(61,318,980)	(66,734,054)	(35,490,332)	(36,885,240)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	702,545	1,517,037	—	—	354,182	461,383
Net increase (decrease) in net assets applicable to common shares from capital share transactions	702,545	1,517,037	—	—	354,182	461,383
Net increase (decrease) in net assets applicable to common shares	(94,699,314)	87,203,028	(117,143,633)	90,907,964	(66,347,366)	62,838,224
Net assets applicable to common shares at the beginning of period	987,663,634	900,460,606	1,130,630,794	1,039,722,830	628,367,330	565,529,106
Net assets applicable to common shares at the end of period	$892,964,320	$987,663,634	$1,013,487,161	$1,130,630,794	$562,019,964	$628,367,330
Undistributed (Over-distribution of) net investment income at the end of period	$8,514,031	$10,309,383	$9,394,002	$11,436,832	$6,890,747	$7,321,352

See accompanying notes to financial statements.

72	Nuveen Investments

Statement of
Cash Flows
Year Ended October 31, 2013

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(39,767,379)	$(55,824,653)	$(31,211,216)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(258,072,288)	(254,979,317)	(155,748,441)
Proceeds from sales of and maturities of investments	262,445,467	268,092,745	166,657,701
Proceeds from (Purchases of) short-term investments, net	5,435,000	(13,360,000)	—
Amortization (Accretion) of premiums and discount, net	(2,923,642)	(3,147,543)	(2,143,588)
(Increase) Decrease in:
Receivable for interest	299,139	(518,753)	644,334
Receivable for investments sold	(16,252,619)	(6,542,956)	(10,704,373)
Other assets	(11,920)	880,610	(7,127)
Increase (Decrease) in:
Payable for investments purchased	2,601,806	4,277,412	4,827,778
Payable for interest	(64,744)	—	—
Accrued management fees	(37,105)	(50,625)	(31,234)
Accrued Directors fees	13,735	16,048	8,530
Accrued other expenses	(75,670)	(78,045)	(56,045)
Net realized (gain) loss from investments	(4,052,392)	(1,217,595)	184,264
Change in net unrealized (appreciation) depreciation of investments	96,494,167	116,270,582	66,215,960
Taxes paid on undistributed capital gains	(5,217)	(254)	(2,978)
Net cash provided by (used in) operating activities	46,026,338	53,817,656	38,633,565
Cash Flows from Financing Activities
(Increase) Decrease in deferred offering costs	1,048,662	54,584	73,053
Increase (Decrease) in:
Cash overdraft	—	—	(951,057)
Floating rate obligations	7,275,000	3,530,000	(850,000)
Payable for offering costs	67,112	—	—
VMTP Shares, at liquidation value	4,600,000	—	—
Cash distributions paid to Common shareholders	(55,130,739)	(61,432,292)	(35,254,797)
Net cash provided by (used in) financing activities	(42,139,965)	(57,847,708)	(36,982,801)
Net Increase (Decrease) in Cash	3,886,373	(4,030,052)	1,650,764
Cash at the beginning of period	3,855,564	7,199,181	—
Cash at the end of period	$7,741,937	$3,169,129	$1,650,764

Supplemental Disclosure of Cash Flow Information

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Cash paid for interest (excluding amortization of offering costs)	$5,667,338	$1,568,305	$785,240
Non-cash financing activities not included herein consists of reinvestments of common share distributions	702,545	—	354,182

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Premium Income (NPI)
Year Ended 10/31:
2013	$15.43	$.82	$(1.44)	$—	$—		$(.62)	$(.87)	$—	$(.87)	$—		$13.94	$12.55
2012	14.09	.84	1.42	—	—		2.26	(.92)	—	(.92)	—		15.43	15.56
2011	14.47	.90	(.35)	(.01)	—		.54	(.92)	—	(.92)	—		14.09	13.56
2010	13.72	.99	.67	(.03)	—		1.63	(.88)	—	(.88)	—		14.47	14.34
2009	11.86	.99	1.70	(.05)	—		2.64	(.78)	—	(.78)	—		13.72	12.77

Premium Income 2 (NPM)
Year Ended 10/31:
2013	15.99	.84	(1.62)	—	—		(.78)	(.87)	—	(.87)	—		14.34	12.88
2012	14.71	.88	1.34	—	—		2.22	(.94)	—	(.94)	—		15.99	15.56
2011	14.98	.95	(.28)	(.02)	—		.65	(.92)	—	(.92)	—		14.71	14.27
2010	14.17	1.01	.71	(.03)	—		1.69	(.88)	—	(.88)	—	*	14.98	14.54
2009	11.71	.95	2.34	(.05)	—		3.24	(.78)	—	(.78)	—	*	14.17	13.02

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

(4.19)%	(14.16)%	$892,964	1.71%		5.55%	18%
16.41	22.06	987,664	1.71		5.65	8
4.18	1.37	900,461	1.66		6.60	9
12.26	19.68	924,129	1.21		7.05	6
22.89	24.61	875,341	1.31		7.79	4

(5.06)	(11.99)	1,013,487	1.69		5.49	16
15.48	15.97	1,130,611	1.70		5.65	15
4.74	4.95	1,039,723	1.48		6.74	8
12.25	18.89	1,058,891	1.16		6.89	7
28.38	35.00	1,003,366	1.36		7.71	9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Premium Income (NPI)
Year Ended 10/31:
2013	.72%
2012	.71
2011	.58
2010	.09
2009	.14

Premium Income 2 (NPM)
Year Ended 10/31:
2013	.72%
2012	.69
2011	.42
2010	.07
2009	.16

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Premium Income 4 (NPT)
Year Ended 10/31:
2013	$14.51	$.81	$(1.53)	$—	$—		$(.72)	$(.82)	$—	$(.82)	$—	$12.97	$12.00
2012	13.07	.83	1.46	—	—		2.29	(.85)	—	(.85)	—	14.51	14.48
2011	13.31	.82	(.21)	—	—		.61	(.85)	—	(.85)	—	13.07	12.76
2010	12.58	.87	.70	(.01)	—		1.56	(.83)	—	(.83)	—	13.31	13.34
2009	10.59	.91	1.83	(.05)	—		2.69	(.70)	—	(.70)	—	12.58	11.69

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

				Ratios/Supplemental Data
Total Returns					Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share Net Asset Value	(b)	Based on Market Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

(5.16)%		(11.86)%		$562,020	1.69%		5.85%	17%
17.96		20.63		628,367	1.75		5.93	9
5.13		2.63		565,529	1.99		6.71	11
12.77*		21.76		575,949	1.67		6.76	16
26.11		35.01		543,812	1.33		7.89	6

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Premium Income 4 (NPT)
Year Ended 10/31:
2013	.70%
2012	.75
2011	.94
2010	.59
2009	.10

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*
During the fiscal year ended October 31, 2010, Premium Income 4 (NPT) received payments from the Adviser of $240 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return Based on Common Share Net Asset Value.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
Premium Income (NPI)
Year Ended 10/31:
2013	$—	$—	$407,000	$319,402	$—	$—
2012	—	—	402,400	345,443	—	—
2011	—	—	402,400	323,773	—	—
2010	400,650	82,664	—	—	—	—
2009	400,650	79,620	—	—	—	—

Premium Income 2 (NPM)
Year Ended 10/31:
2013	—	—	—	—	489,500	307,045
2012	—	—	—	—	489,500	330,977
2011	—	—	—	—	489,500	312,405
2010	487,525	79,299	—	—	—	—
2009	487,525	76,452	—	—	—	—

Premium Income 4 (NPT)
Year Ended 10/31:
2013	—	—	—	—	262,200	314,348
2012	—	—	—	—	262,200	339,652
2011	—	—	—	—	262,200	315,686
2010	—	—	—	—	262,200	319,660
2009	259,050	77,481	—	—	—	—

See accompanying notes to financial statements.

78	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Premium Income Municipal Fund, Inc. (NPI) (“Premium Income (NPI)”)
• Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (“Premium Income 2 (NPM)”)
• Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (“Premium Income 4 (NPT)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Premium Income (NPI), Premium Income 2 (NPM) and Premium Income 4 (NPT) were incorporated under the state laws of Minnesota on April 15, 1988, November 4, 1991 and January 13, 1993, respectively.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Investment Adviser
On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of October 31, 2013, the Funds’ outstanding when issued/delayed delivery purchase commitments were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Outstanding when-issued/delayed delivery purchase commitments	$5,914,531		$3,319,425		$2,706,607

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue

Nuveen Investments	79

Notes to Financial Statements (continued)

other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share.

Premium Income (NPI) issued its VMTP Shares in a privately negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

During the current fiscal period, the Fund exchanged all 4,024 shares of its outstanding Series 2014 VMTP for 4,024 shares of Series 2015 VMTP. Concurrent with the exchange, the Fund issued an additional 46 shares of Series 2015 VMTP through a privately negotiated offering, which was offered to qualified institutional buyers pursuant to Rule 144A under the Securities act of 1933. The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares with a term redemption date of December 1, 2015.

As of October 31, 2013, VMTP Shares outstanding, at liquidation value, for the Fund is as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
	Series	Outstanding	Liquidation Value
Premium Income (NPI)	2015	4,070	$407,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

		Term	Optional	Premium
	Series	Redemption Date	Redemption Date	Expiration Date
Premium Income (NPI)	2015	December 1, 2015	December 1, 2013	November 30, 2013

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the fiscal year ended October 31, 2013, were as follows:

	Premium
	Income
	(NPI	)
Average liquidation value of VMTP Shares outstanding	$407,000,000
Annualized dividend rate	1.26%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation (“par”) value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market

80	Nuveen Investments

conditions change materially. For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with the Fund’s exchange of VMTP Shares, the remaining deferred offering costs of $1,153,416 for the Fund’s issuance of Series 2014 VMTP Shares were fully expensed during the current fiscal period, as the exchange was deemed an extinguishment of debt. Offering costs of $155,000 were incurred with the Fund’s issuance of Series 2015 VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

As of October 31, 2013, the details for each Fund’s series VRDP Shares outstanding are as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
Premium Income 2 (NPM)	1	4,895	$489,500,000	May 1, 2041
Premium Income 4 (NPT)	1	2,622	$262,200,000	March 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2013, were as follows:

	Premium		Premium
	Income 2		Income 4
	(NPM	)	(NPT	)
Average liquidation value of VRDP Shares outstanding	$489,500,000		$262,200,000
Annualized dividend rate	0.21%		0.18%

For financial reporting purposes only, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations. Premium Income 2 (NPM) also pays a structuring fee which was amortized over a one-year period and is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen Investments	81

Notes to Financial Statements (continued)

Indemnifications
Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Premium Income (NPI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,351,553,944	$—	$1,351,553,944
Corporate Bonds	—	—	58,444	58,444
Total	$—	$1,351,553,944	$58,444	$1,351,612,388

*	Refer to the Fund’s Portfolio of Investments for state and industry classifications of Municipal Bonds and Corporate Bonds, respectively, and breakdown of Corporate Bonds classified as Level 3.

82	Nuveen Investments

Premium Income 2 (NPM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,545,361,581	$—	$1,545,361,581
Corporate Bonds	—	—	4,602	4,602
Short-Term Investments*:
Municipal Bonds	—	13,360,000	—	13,360,000
Total	$—	$1,558,721,581	$4,602	$1,558,726,183

Premium Income 4 (NPT)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$857,569,238	$—	$857,569,238
Corporate Bonds	—	—	10,361	10,361
Total	$—	$857,569,238	$10,361	$857,579,599

*	Refer to the Fund’s Portfolio of Investments for state and industry classifications of Municipal Bonds and Corporate Bonds, respectively, and breakdown of Corporate Bonds classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of

Nuveen Investments	83

Notes to Financial Statements (continued)

Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Maximum exposure to Recourse Trusts	$26,285,000		$36,955,000		$14,095,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2013, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Average floating rate obligations outstanding	$89,295,589		$90,717,685		$61,656,521
Average annual interest rate and fees	0.54%		0.59%		0.50%

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2013.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

84	Nuveen Investments

4. Fund Shares

Common Shares
The Funds did not repurchase any of their outstanding common shares during the fiscal years ended October 31, 2013 or October 31, 2012.

Transactions in common shares were as follows:

	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Common shares issued to shareholders due to reinvestment of distributions	45,020	103,129	—	—	24,314	32,382

Preferred Shares
Premium Income (NPI) did not have any transactions in VMTP Shares during the fiscal year ended October 31, 2012.

Transactions in VMTP Shares for the Fund were as follows:

	Year Ended 10/31/13
Premium Income (NPI)	Series	Shares	Amount
VMTP Shares issued	2015	4,070	$407,000,000
VMTP Shares exchanged	2014	(4,024)	(402,400,000)
Net increase (decrease)		46	$4,600,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended October 31, 2013, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Purchases	$258,072,288		$254,979,317		$155,748,441
Sales and maturities	262,445,467		268,092,745		166,657,701

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Cost of investments	$1,242,518,993		$1,437,573,878		$778,679,636
Gross unrealized:
Appreciation	$59,041,927		$76,566,681		$39,856,828
Depreciation	(40,303,662)		(44,070,382)		(19,764,292)
Net unrealized appreciation (depreciation) of investments	$18,738,265		$32,496,299		$20,092,536

Nuveen Investments	85

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2013, the Funds’ tax year end, as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT )
Paid-in-surplus	$(1,173,941)		$(78,147)		$(5,984,236)
Undistributed (Over-distribution of) net investment income	1,164,732		47,816		(129,281)
Accumulated net realized gain (loss)	9,209		30,331		6,113,517

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Undistributed net tax-exempt income1	$10,600,098		$12,593,123		$9,006,830
Undistributed net ordinary income2	415,328		79,733		10,727
Undistributed net long-term capital gains	—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2013, paid on November 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
2013	(NPI	)	(NPM	)	(NPT	)
Distributions from net tax-exempt income3	$61,108,693		$62,461,851		$36,093,594
Distributions from net ordinary income2	—		63,624		—
Distributions from net long-term capital gains	—		—		—

	Premium		Premium		Premium
	Income		Income 2		Income 4
2012	(NPI	)	(NPM	)	(NPT	)
Distributions from net tax-exempt income	$64,364,185		$68,529,213		$37,581,657
Distributions from net ordinary income2	—		—		—
Distributions from net long-term capital gains	—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2013, as Exempt Interest Dividends.

As of October 31, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Expiration:
October 31, 2014	$4,614,516		$—		$806,337
October 31, 2015	—		4,870,596		—
October 31, 2016	11,536,998		18,051,540		7,113,122
October 31, 2017	11,817,772		488,931		—
Not subject to expiration:
Short-term losses	—		—		—
Long-term loses	3,557,090		—		—
Total	$31,526,376		$23,411,067		$7,919,459

During the Funds’ tax year ended October 31, 2013, the Funds utilized capital loss carryforwards as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Utilized capital loss carryforwards	$4,342,642		$1,576,375		$104,873

86	Nuveen Investments

As of October 31, 2013, the Funds’ tax year end, $5,926,062 of Premium Income 4’s (NPM) capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Funds pay no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	87

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities ; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company; Board and of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	208

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	208

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	208

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
208

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
208

88	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
208

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	208

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	208

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	208

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
208

Nuveen Investments	89

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the ChicagoSymphony Orchestra and of Gilda s Club Chicago.	135

■	THOMAS S. SCHREIER, JR. (2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					208

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	208

90	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	208

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	208

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					208

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	208

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	208

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					208

Nuveen Investments	91

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	208

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	208

(1)
Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

92	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

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In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is

96	Nuveen Investments

cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members observed that the Nuveen Premium Income Municipal Fund 4, Inc. had satisfactory performance in comparison to peers, performing in the second or third quartile over various periods and that such Fund outperformed its benchmark for the one-, three- and five-year periods. In addition, the Independent Board Members noted that the other Funds had lagged their respective Performance Peer Groups over various periods, but outperformed their respective benchmarks over the one-, three-and five-year periods. In this regard, the Nuveen Premium Income Municipal Fund, Inc. was in the fourth quartile in the three-year period, but performed in the third quartile for the one- and five-year periods, and the Nuveen Premium Income Municipal Fund 2, Inc. (the “Premium Fund 2”) was in the fourth quartile for the one- and three-year periods, but performed in the third quartile for the five-year period. Further, the Board noted that the underperformance of the Premium Fund 2 relative to peers was driven primarily by such Fund’s relative overweight in short duration/maturity bonds compared to peers.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members noted that the Premium Fund 2 had a net management fee that was in line with its peer average and a net expense ratio (including fee waivers and expense reimbursements) that was below its peer average. The Independent Board Members observed that the other Funds had net management fees that were slightly higher than their respective peer averages, but net expense ratios that were below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

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In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Glossary of Terms Used in this Report

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Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

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Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

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Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

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Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

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Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

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Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

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Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

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Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

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Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	103

Notes

104	Nuveen Investments

Notes

Nuveen Investments	105

Notes

106	Nuveen Investments

Additional Fund Information

Board of Directors
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NPI	NPM	NPT
Shares repurchased	—	—	—

Nuveen Investments	107

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-E-1013D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2013	$22,250	$1,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2013	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2013	$ 0	$ 0	$ 0	$ 0
October 31, 2012	$ 0	$ 0	$ 0	$ 0

"Total Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to the Fund in the respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountant and (ii) all audit and non-audit services to be performed by the Fund's independent accountant for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountant for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
PAUL BRENNAN	Nuveen Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	20	$16.69 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$41.8 million
*	Assets are as of October 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2013, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Premium Income Municipal Fund, Inc.	$50,001-$100,000	$500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2014